VANGUARD
HORIZON FUND

Annual Report
October 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

            John J. Brennan
            President

John C. Bogle
Chairman

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS..........................   1
THE MARKETS IN PERSPECTIVE.............................   9
REPORTS FROM THE ADVISERS..............................  11
PERFORMANCE SUMMARIES..................................  19
PORTFOLIO PROFILES.....................................  23
FINANCIAL STATEMENTS...................................  28
REPORT OF INDEPENDENT ACCOUNTANTS......................  50

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

[GRAPHIC]

FELLOW SHAREHOLDER,

During Vanguard Horizon Fund's 1997 fiscal year, the astounding bull market in U.S. stocks continued while the U.S. bond market turned in a less-spectacular but solid performance. In international markets, returns ranged from excellent to abysmal, varying by region and largely according to the strength of each country's currency.

     The performance of our four Portfolios also varied widely during the twelve months ended October 31, ranging from a superb return of +35.8% for the Aggressive Growth Portfolio to an unsatisfactory -3.0% for the Capital Opportunity Portfolio. In between were the returns of our two Global Portfolios, +12.2% for Equity and +9.7% for Asset Allocation. Both returns were disappointing in that they lagged their comparative standards. The following table compares the twelve-month total return (capital change plus reinvested dividends) achieved by each Portfolio with those of its average competitor and an unmanaged index.

     For your reference, the total return of the blue-chip-dominated Standard & Poor's 500 Composite Stock Price Index was +32.1% during the period; the return of the Lehman Brothers Aggregate Bond Index was +8.9%. Detailed per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in a table following this letter.

     In light of the performance of the Capital Opportunity Portfolio, your Board of Directors, after considerable analysis, has decided to replace Husic Capital Management, effective February 1, 1998, with PRIMECAP Management Company, Inc. (PMC), of Pasadena, California. We are confident that PMC will help the Portfolio meet the standard we set upon its creation more than two years ago--to provide long-term returns above those of our comparative benchmarks. Because of the change in advisers, Capital Opportunity Portfolio shareholders may redeem shares through March 31, 1998, without incurring a redemption fee. Please read the Notice to Shareholders following this letter for more information on the change.

-----------------------------------------------------------
                                            TOTAL RETURNS
                                          FISCAL YEAR ENDED
                                          OCTOBER 31, 1997
-----------------------------------------------------------
HORIZON AGGRESSIVE GROWTH                      +35.8%
Average Growth Fund                            +27.3
Russell 2800 Index*                            +28.9
-----------------------------------------------------------
HORIZON CAPITAL OPPORTUNITY                    - 3.0%
Average Capital Appreciation Fund              +22.7
Aggressive Growth Fund Stock Index**           +24.9
-----------------------------------------------------------
HORIZON GLOBAL EQUITY                          +12.2%
Average Global Fund                            +16.5
MSCI All Country World Index                   +15.7
-----------------------------------------------------------
HORIZON GLOBAL ASSET ALLOCATION                + 9.7%
Average Global Flexible Fund                   +14.4
Global Balanced Index+                         +16.9
-----------------------------------------------------------

 *Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the
  200 largest stocks.
**Provided by Morningstar Inc; tracks the equity holdings of the 25 largest aggressive growth mutual funds.
 +Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash reserves; the stock and bond components are based on established local market indexes in each country.

FISCAL 1997 MARKET OVERVIEW

Despite taking a tumble in late October, the U.S. stock market gained +32.1% during the twelve months ended October 31. It was the third consecutive banner year for investors in large-capitalization stocks, bringing the cumulative return on the S&P 500 Index since October 31, 1994, to an incredible +107%.

     Economic conditions during the year were almost picture-perfect for equity investors. Business activity and corporate profits continued to increase apace, yet inflation decelerated and long-term interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.15%; short-term interest rates edged up just a bit. This positive interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. But after reaching an all-time high in early October, the stock market retreated late in the month, most notably with a -7% plunge on Monday, October 27. The market rallied strongly the next day, then steadied through the rest of the week, and the S&P 500 Index finished the fiscal year more than 30% higher than it started.

     While the late October slide (nearly 11% from high to low) was the sharpest interim dip during the past twelve months, the stock market also experienced monthly declines in December, March, and August. However, each drop was followed by a smart rebound. As a result, overall stock prices at fiscal year-end were near historic highs in relation to such fundamentals as dividends, earnings, and book values.

     A notable shift occurred during the fiscal year in the relative performance of large and small companies' stocks. Large-cap stocks had left small-cap stocks in the dust during the first six months, with the large-cap-dominated S&P 500 Index rising +14.7% while the Russell 2000 Index of small-cap stocks increased a mere +1.6%. However, during the six months ended October 31, 1997, the Russell 2000 Index returned +27.3%, versus +15.2% for the S&P 500 Index, just the kind of reversal of fortune that often characterizes broad stock groups. For the entire year, then, the +29.3% return of the Russell 2000 Index proved to be only modestly short of the +32.1% earned by the S&P 500. The second-half rally among small-cap stocks seemed to stem from convictions that smaller stocks offered good value relative to large ones and that international economic and currency turmoil, especially in Asia, was less likely to affect earnings of small companies than those of large multinational enterprises.

     The wide range of returns available in international markets made investing abroad a difficult--but potentially rewarding--endeavor during the twelve months. Overall, returns from Europe were excellent, rivaling those of the U.S. market with a gain of +26.0% for the period (as represented by the Morgan Stanley Capital International Europe Index). The Pacific region was quite a different story, however, as the stock-market slump in Japan continued and currency troubles torpedoed the markets of more than a half-dozen Asian countries (MSCI's Pacific Free Index recorded a return of -19.7% during the fiscal year). Emerging markets on balance also declined during the year. In general, lower interest rates abroad pushed foreign bond prices higher. The U.S. dollar's strength during the period generally diminished returns from international investments for U.S. investors. In Europe, for example, the local currency return was +35.9% before adjustment into dollars; the Pacific local currency return was -14.2%.

HORIZON FISCAL 1997 PERFORMANCE

     The AGGRESSIVE GROWTH PORTFOLIO earned the highest return by far of our four Horizon Portfolios, providing excellent absolute and relative performance. Its +35.8% return outdistanced the +27.3% return of its average peer by more than 8 percentage points, and bested the +28.9% return of the Russell 2800 Index, which consists of small- and mid-cap stocks, by nearly 7 percentage points. The Portfolio even beat the marvelous +32.1% return of the S&P 500 Index, despite being significantly handicapped by its emphasis on mid-cap stocks.

     The credit for the Portfolio's splendid return goes to Vanguard Core Management Group, which uses a proprietary quantitative model to identify individual stocks. Vanguard Core Management distinguished itself during the fiscal year with superior stock selection, particularly within the financial-services, health-care, and materials & processing sectors. Compared with peer-group mutual funds, the Aggressive Growth Portfolio's practice of remaining fully invested in stocks added to the edge provided by the adviser's fine stock selection. Also, a heavier weighting in the strong-performing technology sector (about 14% of the Portfolio's assets versus less than 8% for the average peer) helped our performance versus that of competitors.

     Unfortunately, the performance of our CAPITAL OPPORTUNITY PORTFOLIO was in stark contrast. The Portfolio's return of -3.0% lagged far behind both the +22.7% return of the average capital appreciation fund and the +24.9% return of the Aggressive Growth Fund Stock Index. The Portfolio's performance in the technology sector, which at about one-third of the Portfolio's assets constituted its biggest sector play, was especially poor. During portions of March and April, the Portfolio held short positions, which at their peak equaled as much as 10% of assets. While the short sales helped our performance during the March market downturn, the strategy turned out to be a costly one when stock prices rebounded in late April.

     The +12.2% return of our GLOBAL EQUITY PORTFOLIO was solid in absolute terms, given that the Portfolio spreads its investments across diverse international markets. However, the Portfolio's return trailed the +16.5% return of the average global equity mutual fund and the +15.7% return of the MSCI All Country World Index.

     The Portfolio's performance relative both to its average peer and to its benchmark index was hampered by its comparatively light commitment to the powerful U.S. stock market. Our investment adviser, Marathon Asset Management, apportioned roughly one-third of its assets to U.S. securities. The Portfolio's 14% stake in the flagging Japanese market was also a major detriment. In addition, the Global Equity Portfolio's relative performance was hindered by its concentration on mid-cap stocks during a period when large-cap stocks--both in the United States and abroad--led the way.

     The GLOBAL ASSET ALLOCATION PORTFOLIO'S +9.7% return significantly trailed those of the average global flexible allocation mutual fund (at +14.4%) and the Global Balanced Index (at +16.9%). The Portfolio underperformed both because of its comparatively low commitment to stocks and because it held only a tiny portion (less than 3%) of its net assets in U.S. equities. Our adviser, Strategic Investment Management, positioned the Portfolio defensively for much of the period, allocating a majority of its assets (about 67%) to bonds and only about 30% to stocks. This turned out to be a significant drawback during a period when stocks were the best-performing asset class. In comparison, the Portfolio's benchmark index maintains a 60% stock position, and about 70% of the average global flexible fund's assets are allocated to equities. Being essentially out of the hot U.S. stock market was a big handicap.

     We remind you that the aggressive nature of Vanguard Horizon Fund (which may involve, for particular Portfolios, investment strategies such as short-selling of stocks; switching quickly between securities, asset classes, and countries; and concentrating assets in a limited number of stocks) requires that our shareholders invest for the long haul and that they fully understand that the pursuit of higher returns must come at the price of higher risks. The higher risk (Capital Opportunity Portfolio) and the higher rewards (Aggressive Growth Portfolio) were both evident in our fiscal 1997 performance.

LIFETIME PERFORMANCE OVERVIEW

Each of the Portfolios of Vanguard Horizon Fund is designed as a long-term investment vehicle. The following table summarizes the Portfolios' results for their brief lifetime. These longer-term returns, which date to the Fund's August 1995 inception, roughly follow the pattern of the 1997 fiscal year: The Aggressive Growth Portfolio led its benchmarks by a wide margin, the Capital Opportunity Portfolio fell far short of its Index and peer group, and the Global Equity and Global Asset Allocation Portfolios finished a few percentage points behind their competitive standards.

     It should be pointed out that, compared with long-term averages, the returns shown in this table generally are much higher (in the case of U.S. stocks, roughly double the long-term average). For this reason, absolute returns may well be lower--possibly much lower--in future years, a likelihood that all investors should factor into their expectations about the performance of the financial markets.

-----------------------------------------------------------------------
                                                TOTAL RETURNS
                                           AUGUST 14, 1995 THROUGH
                                              OCTOBER 31, 1997
                                       --------------------------------
                                       AVERAGE         FINAL VALUE OF
                                       ANNUAL             A $10,000
                                       RETURN        INITIAL INVESTMENT
-----------------------------------------------------------------------
HORIZON AGGRESSIVE GROWTH               +27.2%             $17,044
Average Growth Fund                     +22.3               15,626
Russell 2800 Index                      +21.8               15,472
-----------------------------------------------------------------------
HORIZON CAPITAL OPPORTUNITY             + 2.2%             $10,488
Average Capital Appreciation Fund       +17.4               14,268
Aggressive Growth Fund Stock Index      +15.8               13,835
-----------------------------------------------------------------------
HORIZON GLOBAL EQUITY                   +13.4%             $13,197
Average Global Fund                     +14.5               13,498
MSCI All Country World Index            +15.0               13,634
-----------------------------------------------------------------------
HORIZON GLOBAL ASSET ALLOCATION         +11.1%             $12,618
Average Global Flexible Fund            +13.5               13,226
Global Balanced Index                   +16.0               13,895
-----------------------------------------------------------------------

     Also, in all candor, we do not expect our Aggressive Growth Portfolio to maintain such a wide margin of superiority over its competitive benchmarks. On the other hand, we do expect to see improvement in the relative performance of our Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. Employing higher-risk strategies does not necessarily sentence our Portfolios to long periods of underperformance. Our goal, as always, is to provide performance that is above the average of our comparative benchmarks over the long term, even if absolute returns fall short of those earned during the truly remarkable recent past.

IN SUMMARY

Despite severe slumps in some international markets, the past fiscal year was a generally rewarding period for investors. The considerable volatility during the year--punctuated by October's brief but sharp decline in global equity markets--should remind investors of the risks of investing. These risks are significantly increased for U.S. investors in global portfolios by the important role of the dollar and its value versus other currencies.

     It is important to understand that change, often swift and rarely predictable, is the one constant in financial markets. Wall Street will not always lead the world's bourses, sharp market drops are not always quickly erased, and bond returns will not always lag those of equities. That said, the greatest risk associated with investing is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

November 18, 1997


PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                                                                                TWELVE MONTHS ENDED OCTOBER 31, 1997
                                                                          -----------------------------------------------
                                         NET ASSET VALUE PER SHARE              PER-SHARE                  PER-SHARE
                                      -------------------------------     DISTRIBUTIONS FROM NET       DIVIDENDS FROM NET
PORTFOLIO                             OCT. 31, 1996     OCT. 31, 1997     REALIZED CAPITAL GAINS        INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                        $12.53            $15.89                 $0.71                       $0.18
Capital Opportunity                       10.81             10.48                    --                        0.007
Global Equity                             11.72             12.79                  0.19                        0.14
Global Asset Allocation                   11.29             11.39                  0.34                        0.58
-------------------------------------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS OF THE APPOINTMENT OF A NEW ADVISER
TO VANGUARD HORIZON FUND-CAPITAL OPPORTUNITY PORTFOLIO

On December 12, 1997, the Board of Directors of Vanguard Horizon Fund approved the appointment of PRIMECAP Management Company (PMC) as investment adviser to the Capital Opportunity Portfolio. PMC replaces Husic Capital Management (HCM), the Portfolio's current investment adviser. The change is expected to take effect on February 1, 1998. Because of the change in advisers, Capital Opportunity Portfolio shareholders may redeem shares through March 31, 1998, without incurring a redemption fee.

     The Portfolio's investment objective--maximum long-term total return--will not change. PMC's investment strategy is to identify stocks with strong industry positions, excellent prospects for growth, superior return on equity, and talented management teams. From such stocks, the adviser will select those available at attractive prices relative to their fundamental values. Although PMC may select large-capitalization stocks, it expects to find the most attractive opportunities among mid- and small-capitalization stocks. The Portfolio's holdings may be more highly concentrated than the average equity mutual fund's, with the Portfolio's top ten holdings accounting for roughly 40% of assets versus approximately 30% for the average equity fund. The adviser will use a team approach to managing the Portfolio. Those primarily responsible for day-to-day investment decisions will be Howard B. Schow, Chairman of PMC; Theofanis A. Kolokotrones, President; Joel P. Fried, Senior Vice President; and
F. Jack Liebau, Jr., Vice President.

WHY THE CHANGE?

The Fund's Board of Directors hopes to improve the Portfolio's performance by appointing PMC as its investment adviser. The Portfolio's performance has been disappointing. Since its inception on August 14, 1995, the Portfolio has lagged its comparative benchmarks by significant margins. From inception through the fiscal year ended October 31, 1997, the Portfolio's total return (capital change plus reinvested dividends) was a cumulative 4.9%, representing an average annual return of 2.2%. During the same period, the average capital appreciation fund provided a total return of 42.7%, or 17.4% annually, and the Aggressive Growth Fund Stock Index provided a return of 38.3%, or 15.8% annually.

ABOUT PRIMECAP MANAGEMENT COMPANY

PMC is a professional investment advisory firm that provides services to employee benefit plans, endowment funds, foundations, and other institutions. The firm also serves as investment adviser to Vanguard/PRIMECAP Fund, a growth stock fund with net assets of $8 billion. Founded in 1984, PMC currently is responsible for managing approximately $11.1 billion in assets.

     PMC is a California corporation; its address is 225 South Lake Avenue, Pasadena, CA 91101. Its sole owners are Howard B. Schow, Chairman; Mitchell J. Milias, Vice Chairman; Theofanis A. Kolokotrones, President; Joel P. Fried, Senior Vice President; F. Jack Liebau, Jr., Vice President; and Ralph V. Raulli, Vice President. Running PMC is the principal occupation of each owner.

THE NEW INVESTMENT ADVISORY AGREEMENT

The Fund will employ PMC for the normal duties of an investment adviser: to manage the investment of the Portfolio's assets and to continuously review and supervise the Portfolio's investment program. PMC will discharge these responsibilities subject to the control of the Fund's officers and Directors.

     The Portfolio will pay PMC an advisory fee at the end of each fiscal quarter. This fee will be calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

------------------------------------------------------------
NET ASSETS                                             RATE
------------------------------------------------------------
First $50 million                                     0.500%
Next $200 million                                     0.450
Next $250 million                                     0.375
Next $1.75 billion                                    0.250
Next $2.75 billion                                    0.200
Next $5 billion                                       0.175
Over $10 billion                                      0.150
------------------------------------------------------------

     Unlike the investment agreement with Husic, the new agreement will have no incentive/penalty fee arrangement. The basic advisory fee rates payable under the PMC agreement are higher than those payable under the HCM agreement. (The fee schedule is the same used to calculate the advisory fees that Vanguard/PRIMECAP Fund pays to PMC.) The Vanguard Horizon Fund agreement with PMC will continue for two years from its effective date (expected to be February 1, 1998) and will be renewable after that for successive one-year periods. Each renewal must be approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of either the Fund or PMC as defined in federal securities laws. The new agreement would be automatically terminated if PMC were to be acquired, but may be reinstated by the Fund's Board of Directors. In addition, the agreement may be terminated without penalty at any time by a vote of either the Fund's Board of Directors or the shareholders of the Portfolio, upon 60 days' written notice to PMC. In turn, PMC can terminate the agreement upon 90 days' written notice to the Fund.

THE OLD INVESTMENT ADVISORY AGREEMENT

The Fund's agreement with HCM is dated January 12, 1996. Its terms are virtually identical to those of the PMC agreement except with respect to advisory fees. Under the HCM agreement, the Portfolio pays HCM a basic advisory fee at the end of each fiscal quarter. However, the annual percentage rates used to calculate HCM's fee differ from the PMC rates. The HCM fee schedule is:

------------------------------------------------------------
NET ASSETS                                             RATE
------------------------------------------------------------
First $100 million                                    0.400%
Next $200 million                                     0.350
Next $300 million                                     0.250
Next $400 million                                     0.200
Over $1 billion                                       0.150
------------------------------------------------------------

     In addition, the HCM agreement contains an incentive/penalty fee arrangement. Under this arrangement, the basic advisory fee can be increased or decreased by as much as 75%, depending on how the Portfolio's investment

                                                        (continued on next page)
performance compared to that of the Aggressive Growth Fund Stock Index. (This index tracks the equity holdings of the 25 largest aggressive growth stock mutual funds in the United States.) For the fiscal year ended October 31, 1997, the Portfolio paid HCM a total of $148,715 in advisory fees (a basic fee of $371,376, or 0.39% of the Portfolio's average net assets, decreased by $222,661, or 0.23% of average net assets, for underperformance relative to the Index).

ADVISORY FEE COMPARISON

The following table compares the advisory fees payable by the Portfolio under the HCM agreement with those under the PMC agreement at an asset level of $250 million. This comparison does not take into account the effect of incentive/penalty fees under the HCM agreement.

-------------------------------------------------------------
                                           PORTFOLIO ASSETS
                                           OF $250 MILLION
                                        ---------------------
                                          AMOUNT        RATE
-------------------------------------------------------------
PRIMECAP Agreement                      $1,150,000      0.46%
Husic Capital Management
  Agreement                                925,000      0.37
-------------------------------------------------------------
Increase                                $  225,000      0.09%
-------------------------------------------------------------

OTHER BACKGROUND INFORMATION

In 1993, the mutual funds of The Vanguard Group received permission from the U.S. Securities and Exchange Commission to enter into new investment advisory agreements without the delay and expense of a shareholder vote. This special permission was granted subject to a number of conditions, including a requirement that shareholders receive advance notice of any changes to a fund's investment advisory agreements. The Portfolio's shareholders have not previously voted on an investment advisory agreement.

[GRAPHIC]

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

     Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

-----------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED OCTOBER 31, 1997
                                            ---------------------------------
                                            1 YEAR       3 YEARS      5 YEARS
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             32.1%        27.5%        19.9%
   Russell 2000 Index                        29.3         21.3         18.7
   MSCI EAFE Index                            4.9          5.1         12.1
-----------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                8.9%        10.1%         7.5%
   Lehman 10-Year Municipal Bond Index        8.7          9.4          7.8
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index                 5.2          5.4          4.6
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.1%         2.6%         2.6%
-----------------------------------------------------------------------------

     While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

[GRAPHIC]

REPORT FROM VANGUARD CORE MANAGEMENT GROUP
AGGRESSIVE GROWTH PORTFOLIO

Another year of favorable stock market returns enabled the Aggressive Growth Portfolio to post an excellent absolute return of 35.8% during the fiscal year ended October 31, 1997. The Portfolio also provided impressive returns on a relative basis, outperforming the 27.3% return of the average growth fund, as compiled by Lipper Analytical Services, and the 28.9% return of the unmanaged Russell 2800 Index of medium- and small-capitalization stocks. Over the 12-month period, the Portfolio's performance relative to its benchmarks was much less consistent than in fiscal 1996. The Portfolio outperformed substantially in the first and third quarters, and underperformed somewhat in the other two. Please see the Message To Shareholders, beginning on page 1, for more details on performance.

INVESTMENT STRATEGY

The Portfolio seeks to outperform the broad universe of medium- and small-cap stocks by identifying and investing in those with superior prospects. Since its inception in August 1995, the Portfolio's focus has put it at a disadvantage, as large-capitalization issues have outperformed mid- and small-cap stocks. This remained true in the most recent year, as the S&P 500 Index, a good gauge of the large-cap market, produced a 32.1% return, beating the 28.9% of the Russell 2800 Index.

     Our investment approach attempts to identify the most attractive stocks by considering three characteristics: the valuation levels of each company, its earnings prospects, and the degree to which the market is actually recognizing the company's attributes. Ideally, we hope to select stocks that are attractive in all three respects, but such cases are rare, and frequently we must compromise.

     Our analysis of these three factors is rigorous and involves considering many aspects of a single characteristic. For instance, we look at the valuation of a company in five different ways (including current and estimated future dividends). These analyses enable us to develop a stronger sense of the stock's prospects. However, even with the greatest understanding, there is a tremendous amount of "noise" (random variability) in any active portfolio management process. We believe that our disciplined approach merely increases the odds that we will uncover good prospects. It certainly does not guarantee that we will be successful.

POTENTIAL RETURNS

Our disciplined approach to managing the Portfolio prevents us from overreacting to events of trivial importance or becoming passionately, and perhaps irrationally, optimistic about a stock's prospects. We believe that this enables us to take advantage of the minor mispricings that exist in a market that is, on the whole, remarkably efficient.

     Typically, the market acts quickly to correct an undervaluation--which explains your Portfolio's somewhat high turnover. Because of its high turnover, the

Portfolio tends to realize a significant portion of its capital gains, making it quite tax-inefficient. As a result, the Portfolio may be unsuitable for some taxable accounts and better suited for tax-deferred vehicles, such as individual retirement accounts.

     The returns of the stock market--and of the Portfolio--have been, quite simply, fantastic. Obviously, no one knows what future returns will be, but it is hard to imagine that they will match those achieved by the Portfolio since its inception a little more than two years ago. Indeed, future returns are unlikely to match the historically high 15% annualized returns that the stock market has provided for the past decade. Whatever the market allows over the next decade, we believe our strict adherence to our very disciplined style will increase the likelihood that we will outperform the market averages.

George U. Sauter, Managing Director

November 12, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and share-price momentum.

[GRAPHIC]

REPORT FROM HUSIC CAPITAL MANAGEMENT
CAPITAL OPPORTUNITY PORTFOLIO

The Capital Opportunity Portfolio underperformed its benchmark for the fiscal year ended October 31. Detailed information about the Portfolio's performance is in the Message To Shareholders, beginning on page 1.

     Needless to say, the performance of the Capital Opportunity Portfolio has been a disappointment for Husic Capital and Portfolio shareholders. This was especially the case in the April-October period, when small-capitalization growth stocks and aggressive-growth stocks significantly outperformed the broad market averages, while the Capital Opportunity Portfolio did not.

     Before the past six months, the Portfolio's performance had been competitive with the relevant benchmarks. From its inception on August 14, 1995, through January 31, 1997, the Portfolio's cumulative return was 19.3%. Over the same span, the Aggressive Growth Fund Stock Index returned 19.8% and the Russell 2000 Growth Index, which comprises small-cap growth stocks, was up 16.6%. February and March 1997 were down months for both the Portfolio and the two indexes, with the Portfolio declining more than the indexes in February and less than the indexes in March. Our overweighting in technology and energy stocks relative to the Aggressive Growth Index was the principal reason for our relative shortfall in February.

     From March 31 through October 31, the Portfolio was up 3.5%; however, the Aggressive Growth Index was up 31.2% and the Russell 2000 Growth Index rose 29.2% in the same period. Underperforming both indexes by such a wide margin in a period of sharply rising returns for smaller-cap growth stocks is unprecedented for our style of investing. We have reviewed the reasons for our disappointing showing and we note that our overweighting in technology, financials, and energy services provided a small positive economic sector benefit. Short selling was a slight detriment in April and May, while the overwhelming cause of underperformance was poor selection of our long positions.

     Our first short position was initiated in January, and through March it successfully added 30 basis points (0.30 percentage point) to the Portfolio's overall return. In April, becoming concerned that the Federal Reserve Board would again raise short-term interest rates (as it had in March), we increased our short positions to the 10% maximum level permitted. While we took this action as a defensive measure, it proved very untimely, as late April brought positive reports on inflation, employment, and a balanced budget accord. This news precipitated a broad-based rally in many stocks that had previously declined, especially the holdings that we had sold short. Unfortunately, the resulting squeeze on our short positions caused us to close out positions with losses for the Portfolio.

     Because we run a concentrated portfolio--typically owning between 25 and 35 stocks--an individual holding can have a major impact on performance, and our results for any given period can be very different from those of other managers and stock indexes. Since March 31, with several exceptions, the great majority of stocks we owned have gone up, though not as much as the indexes.

     How have we positioned the Portfolio today to produce returns in the future that will be superior to those of our benchmark and other competitive mutual funds? Relative to the Aggressive Growth Index, the Portfolio is overweighted in the three sectors that we currently find most attractive: technology, financials, and energy services. Many stocks in the technology sector have very high expected earnings growth rates and sell at reasonable prices. Moreover, capital investment in technology continues to rise sharply as companies seek to improve productivity. In the financial-services sector, the downward trend in interest rates and significant industry consolidation should continue to benefit the Portfolio's holdings. Energy services companies have for 15 years been consolidating, removing capacity, and lowering operating costs. The steady increase in demand for energy services--and the resulting higher prices--are causing earnings for these companies to soar. By positioning the Portfolio in the most attractive companies operating within these high-growth areas of the economy, we expect to achieve performance that will once again meet your high expectations.

     Finally, let us also review the investment environment in which we operate. The recent turmoil in Asian markets and those of other developing countries will reduce global economic growth and create downward pressure on the prices of goods and services. U.S. economic growth continues at a steady, sustainable pace. Inflation remains benign; the rate of increase in the Consumer Price Index continues to decline on a year-over-year basis. Long-term interest rates have fallen recently, and we now can see no reason for the Fed to raise short-term rates. Capital gains tax reductions have been enacted, making it more attractive to purchase and hold growth stocks, especially smaller-cap growth stocks. Demographics continue to favor increased saving and investment for retirement. Finally, acquisitions and consolidations are proceeding at a record pace, prompted by the need of companies both to control costs and to enhance profit growth. We believe that these conditions favor our investment style and the types of stocks we have placed in the Portfolio.

Frank J. Husic, Managing Partner

November 12, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks of companies and industry groups with fundamentals that will lead to above-average growth in earnings and, eventually, in share prices.

[GRAPHIC]

REPORT FROM MARATHON ASSET MANAGEMENT LIMITED
GLOBAL EQUITY PORTFOLIO

In the 12 months ended October 31, 1997, the Global Equity Portfolio returned 12.2%, compared with returns of 15.7% for the MSCI All Country World Index and 16.5% for the average global equity fund. This underperformance was a result of our underweighting of the U.S. stock market and of the Portfolio's concentration on mid-capitalization shares during a period in which markets have been dominated by large-cap stocks.

     Global markets have again delivered healthy positive returns, although these were far from evenly distributed. Once again, global markets were dominated by the United States (up 33% as measured by MSCI sub-indexes) with good support from Europe (up 26%) and certain emerging markets. Asia, on the other hand, was very weak, and some markets there all but collapsed in dollar terms. The 12-month period spans the Thai currency and economic crisis almost in its entirety (Bangkok's stock market declined 68%), and Thailand had plenty of company: Malaysia's stock market was down 57% and Indonesia's was off 41%. Even Japan, beset by a long bear market, declined a further 18% in dollar terms. This market backdrop was difficult for the Portfolio, given the broad spread of its investments.

     The main problem area for the Portfolio's performance was the United States, which led global markets throughout the fiscal year but was significantly underweighted in the Portfolio as compared with our benchmarks. Our investment position does not reflect outright bearishness; rather, it is based on the perception that, by a variety of measures, valuations are far more attractive outside of the United States. We note that in the past 12 months the U.S. dollar appreciated markedly against virtually all currencies (10.7% on a trade-weighted basis), a rise that will in due course surely reduce the rate of profit growth for U.S. companies. Therefore, even though the underweighting in U.S. stocks hurt the Portfolio in the past year, we do not plan to alter this strategy in the months ahead.

     Large companies were exceptionally good performers in the past year in virtually every world stock market, particularly if they were perceived as growth stocks. The Portfolio--which has a significant mid-cap and "value" orientation--suffered greatly in this market environment. Investors' preoccupation with large companies probably is related on the one hand to consolidation at the top of the money management industry (which forces money managers to focus on larger companies) and on the other to corporate restructuring. Large companies are increasingly focusing on return-on-capital targets (such as economic value added), an emphasis that is leading them to spin off or dispose of underperforming assets. This, in turn, raises the "returns" of the residual entity. Large companies clearly have more scope than small ones to outsource their less-important functions. The strong relative performance of large stocks is further inflated by the tendency of restructuring companies to buy back their shares, which lends technical support to prices and boosts accounting-based measures of profitability.

     Whether large companies will enjoy a permanent advantage in relative stock market terms is a highly questionable proposition. There is no monopoly on management ideas; smaller companies will take steps similar to those of their larger brethren, improving efficiency and deploying capital more efficiently. In many cases it will be easier for the smaller firms to improve return on capital, as they will be doing so from a lower base. The growing alignment of managers' interests with shareholders' interests will make this process easier. The widespread focus on shareholder value, and the realization that this is primarily driven by return on capital, should provide a powerful force for corporate momentum. We expect the large-cap bias of the market to be succeeded eventually by a significant rotation toward the value end of the investment spectrum. For this reason, the Portfolio is likely to retain its bias toward value stocks.

     With this in mind, it is encouraging to note the improved relative performance of the Portfolio since the summer. There has been a significant broadening in the U.S. stock market in recent months, and this has notably benefited the Portfolio. Furthermore, we have escaped much of the continuing turmoil in the emerging stock markets. As of October 31, the Fund had less than 4% of its assets invested in emerging markets (versus 6% for the benchmark index). Our percentage would have been even lower but for selective purchases in recent months in some Asian countries where stock and currency turmoil have brought share prices down to attractive levels for the first time in many years. We believe that the Portfolio's current makeup will offer some protection in a difficult market environment, while providing significant upside potential if the capitalization bias of global investors changes in the way we expect.

     Finally, there is a body of opinion that regards the problems of equities in Asia as marking the epicenter of what will become a global earthquake. We believe that this view is almost certainly exaggerated, although the Asian problems could well spread to Latin America. There are several reasons for our relatively sanguine view. First is that monetary policy in most major industrialized countries is supportive of economic activity, which will lead to continuing recovery in business activity and corporate profits in most markets. Second, the problems in Asia are largely of her own making, and relate to weaknesses in the Asian capitalist model on the one hand and to a (healthy) downturn in corporate profitability resulting from boom-time overinvestment on the other. It was the presence of the Asian bubble that was one of the main problems facing global markets, not the pricking thereof. In short, developments in Asia are likely to extend the global economic upswing, rather than bring it to an immediate end. In consequence, the Global Equity Portfolio was 93% invested in equities on October 31, and we anticipate satisfactory relative and absolute returns in the year ahead, although, as ever, there can be no guarantee.

Jeremy Hosking

November 12, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

[GRAPHIC}

REPORT FROM STRATEGIC INVESTMENT MANAGEMENT
GLOBAL ASSET ALLOCATION PORTFOLIO

For the fiscal year ended October 31, 1997, the Global Asset Allocation Portfolio returned 9.7%. This return was close to our expectations for the long-term annualized returns from a global balanced fund, but well below the returns of the Portfolio's benchmark index, which advanced 16.9%, and the average global flexible allocation mutual fund, which advanced 14.4%.

     The Portfolio's performance shortfall was the result of our underweighting of equities relative to fixed-income investments during the sharp advance in U.S. equities that has dominated the world's financial markets over the past two years. The Portfolio's defensive stance, however, significantly reduced its downside volatility during the very brief corrections that equities experienced in March, August, and October. Please see the Message To Shareholders, beginning on page 1, for more details about the Portfolio's performance.

     We have a disciplined, quantitative investment process that has significantly underweighted U.S. equities and overweighted fixed-income investments relative to our benchmark. This decision is based on calculations that show U.S. equity valuations to be at their highest levels, by most measures, since 1929. High valuations are an indication that most good news is already reflected in equity prices. Such valuations represent a risk of subpar performance should the currently excellent fundamentals--low interest rates, low inflation, and robust corporate profitability--disappoint investors by reverting to more historically normal levels.

     A value-based approach like ours provides good relative returns in episodic spurts, typically in periods when fundamentals revert toward historic norms. Conversely, this approach provides disappointing relative returns when, as has been the case recently, trends extend well past previous norms. The continuation of extraordinarily high levels of corporate efficiency (as evidenced by record corporate return on equity) is the fundamental variable underlying the market's advance. These elevated returns provide unusually high levels of corporate cash flow, which in turn supply buying power for shares through mergers, share repurchase, and compensation-based purchases, including 401(k) plans. The remarkable corporate efficiency also provides a rationale for believing that a paradigm shift has occurred in market equilibrium.

     Some of the underpinnings of this exceptional corporate profitability have clearly eroded during the past year (for example, the competitiveness of U.S. corporations is reduced to some extent by the strengthening of the U.S. dollar, which makes foreign-made goods cheaper than U.S.-made products), while other underpinnings remain in force (a benign interest-rate environment). More important over the long run, a successful capitalist economy itself provides the basis for believing that corporate profitability will revert to more normal levels. As entrepreneurs increase investments in attempting to capture these high profits, they eventually will compete them away. This process has been slowly unfolding, and we are confident that the basic postulates underlying our investment process remain intact. We are not, however, able to anticipate the timing of economic shocks (positive or negative) over the short term or to correctly gauge the stage of the equity mania that grips some investors and will influence the markets over the next six months.

Michael A. Duffy, Managing Director

November 12, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The Portfolio may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

PERFORMANCE SUMMARY
AGGRESSIVE GROWTH PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1997
---------------------------------------------------------------------
                     AGGRESSIVE GROWTH PORTFOLIO            RUSSELL*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1995             1.7%          0.0%            1.7%            1.4%
1996            22.5           0.9            23.4            18.8
1997            34.0%          1.8%           35.8%           28.9%
---------------------------------------------------------------------

*Russell 2800 Index.
See Financial Highlights table on page 42 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------
                          HORIZON AGGRESSIVE GROWTH       LIPPER GROWTH             RUSSELL 2800 INDEX
8/14/95                             10000                   10000                        10000
199510                              10169                   10363                        10143
199601                              11016                   11004                        10910
199604                              11987                   11725                        11761
199607                              11417                   11161                        10941
199610                              12548                   12277                        12048
199701                              14309                   13507                        13126
199704                              13644                   13188                        12694
199707                              17291                   15949                        15276
199710                              17044                   15626                        15532


---------------------------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED OCTOBER 31, 1997
                                              ----------------------------------------------           FINAL VALUE OF A
                                               1 YEAR                     SINCE INCEPTION             $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                    35.83%                        27.24%                          $17,044
Average Growth Fund                            27.28                         22.34                            15,626
Russell 2800 Index                             28.92                         21.79                            15,472
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                              INCEPTION                      ------------------------------------------
                                               DATE            1 YEAR           CAPITAL        INCOME        TOTAL
-----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                  8/14/1995         47.45%           30.76%          1.29%         32.05%
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
CAPITAL OPPORTUNITY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1997
-----------------------------------------------------------------------
                    CAPITAL OPPORTUNITY PORTFOLIO          AGGRESSIVE
                                                             GROWTH*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
-----------------------------------------------------------------------
1995           -3.2%            0.0%         -3.2%           -1.6%
1996           11.3             0.4          11.7            12.5
1997           -3.1%            0.1%         -3.0%           24.9%
-----------------------------------------------------------------------

*Aggressive Growth Fund Stock Index.

See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                           HORIZON CAP OPPORTUNITY         LIPPER CAPITAL APPRECIATION     AGGRESSIVE GROWTH FUND STOCK INDEX
8/14/95                             10000                             10000                               10000
199510                              9681                              9909                                9844
199601                              9371                              10479                               10137
199604                              10561                             11396                               11392
199607                              9271                              10637                               10196
199610                              10811                             11624                               11077
199701                              11929                             12544                               11982
199704                              9757                              11737                               10737
199707                              11499                             14175                               13793
199710                              10488                             14268                               13835

-------------------------------------------------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED OCTOBER 31, 1997
                                             --------------------------------------------              FINAL VALUE OF A
                                              1 YEAR                     SINCE INCEPTION             $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Portfolio                  -2.99%                         2.18%                         $10,488
Average Capital Appreciation Fund              22.74                         17.41                           14,268
Aggressive Growth Fund Stock Index             24.90                         15.79                           13,835
-------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION
                                               INCEPTION                         ----------------------------------------
                                                 DATE            1 YEAR           CAPITAL        INCOME        TOTAL
-------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Portfolio                  8/14/1995          3.85%            7.89%          0.19%          8.08%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GLOBAL EQUITY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1997
---------------------------------------------------------------------
                       GLOBAL EQUITY PORTFOLIO                MSCI*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1995              0.5%         0.0%            0.5%            1.9%
1996             16.3          0.7            17.0            15.6
1997             10.9%         1.3%           12.2%           15.7%
---------------------------------------------------------------------

*MSCI All Country World Index.

See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.



CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1997
----------------------------------------------------------------------------------
              HORIZON GLOBAL EQUITY   LIPPER GLOBAL   MSCI ALL COUNTRY WORLD INDEX
8/14/95                10000              10000                  10000
199510                 10050              10030                  10190
199601                 10780              10727                  11027
199604                 11603              11428                  11562
199607                 11181              10990                  11186
199610                 11763              11586                  11780
199701                 12248              12451                  12427
199704                 12310              12435                  12752
199707                 14002              14446                  14840
199710                 13197              13498                  13634

---------------------------------------------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1997
                                            -------------------------------------------                FINAL VALUE OF A
                                              1 YEAR                   SINCE INCEPTION                $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio                        12.19%                        13.35%                         $13,197
Average Global Fund                            16.50                         14.51                           13,498
MSCI All Country World Index                   15.74                         15.03                           13,634
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
----------------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                     INCEPTION                        ------------------------------------------
                                       DATE            1 YEAR           CAPITAL        INCOME        TOTAL
----------------------------------------------------------------------------------------------------------------
Global Equity Portfolio              8/14/1995         19.94%           15.89%          1.00%         16.89%
----------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GLOBAL ASSET ALLOCATION PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1997
--------------------------------------------------------------------------
                  GLOBAL ASSET ALLOCATION PORTFOLIO        GLOBAL INDEX*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------------
1995              2.4%         0.0%            2.4%            2.8%
1996             10.2          2.1            12.3            15.6
1997              4.1%         5.6%            9.7%           16.9%
--------------------------------------------------------------------------

*Global Balanced Index.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.



CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------
                         HORIZON GLOB AS ALLOCATN        LIPPER GLOBAL FLEXIBLE        GLOBAL BALANCED INDEX
8/14/95                            10000                       10000                           10000
199510                             10239                       10175                           10283
199601                             10892                       10788                           11028
199604                             10912                       11121                           11260
199607                             10984                       10927                           11177
199610                             11503                       11559                           11887
199701                             11743                       12200                           12493
199704                             11998                       12266                           12814
199707                             12840                       13740                           14323
199710                             12618                       13226                           13895

----------------------------------------------------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED OCTOBER 31, 1997
                                             ---------------------------------------------                FINAL VALUE OF A
                                               1 YEAR                     SINCE INCEPTION               $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Portfolio               9.69%                        11.08%                         $12,618
Average Global Flexible Fund                   14.42                         13.46                           13,226
Global Balanced Index                          16.89                         16.02                           13,895
----------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                     INCEPTION                        --------------------------------------
                                                      DATE            1 YEAR           CAPITAL        INCOME        TOTAL
----------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Portfolio                   8/14/1995         13.23%            8.74%          3.67%         12.41%
----------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
AGGRESSIVE GROWTH PORTFOLIO

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------------------
                                  AGGRESSIVE GROWTH            S&P 500
------------------------------------------------------------------------
Number of Stocks                                137                500
Median Market Cap                             $2.6B             $35.7B
Price/Earnings Ratio                          17.1x              20.9x
Price/Book Ratio                               2.9x               3.9x
Yield                                          1.1%               1.7%
Return on Equity                              13.7%              20.3%
Earnings Growth Rate                          17.6%              18.2%
Foreign Holdings                               0.0%               2.0%
Turnover Rate                                   85%                 --
Expense Ratio                                 0.40%                 --
Cash Reserves                                  0.0%                 --


INVESTMENT FOCUS
-----------------------------------------------------------------------
                             [GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Rowan Cos., Inc.                                              2.3%
Columbia Gas Systems, Inc.                                    2.2
MedPartners, Inc.                                             2.2
Summit Bancorp.                                               2.1
New York Times Co. Class A                                    2.0
Public Service Enterprise Group, Inc.                         2.0
McAfee Associates, Inc.                                       1.9
Allmerica Financial Corp.                                     1.8
FIRSTPLUS Financial Group, Inc.                               1.8
Read Rite Corp.                                               1.7
------------------------------------------------------------------
Top Ten                                                      20.0%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------------------
                                                      OCTOBER 31, 1996                       OCTOBER 31, 1997
                                                    ------------------------------------------------------------------
                                                      AGGRESSIVE                 AGGRESSIVE
                                                        GROWTH                     GROWTH                     S&P 500
----------------------------------------------------------------------------------------------------------------------
Auto & Transportation.............................        4.4%                       3.6%                       3.6%
Consumer Discretionary............................       15.3                       19.0                        9.7
Consumer Staples..................................        5.7                        3.4                       10.9
Financial Services................................       12.8                       21.1                       17.0
Health Care.......................................        8.5                        8.2                       11.3
Integrated Oils...................................        0.0                        0.0                        7.7
Other Energy......................................        6.6                        6.1                        1.6
Materials & Processing............................       15.6                       11.4                        6.5
Producer Durables.................................        5.2                        1.9                        4.2
Technology........................................       11.0                       13.0                       12.4
Utilities.........................................       13.3                       11.1                        9.7
Other.............................................        1.6                        1.2                        5.4
----------------------------------------------------------------------------------------------------------------------

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a global or international portfolio's holdings invested in securities of various countries.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of an equity portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the geographic distribution of a portfolio's holdings.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PORTFOLIO PROFILE
CAPITAL OPPORTUNITY PORTFOLIO

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                CAPITAL OPPORTUNITY            S&P 500
-----------------------------------------------------------------------
Number of Stocks                                 24                500
Median Market Cap                             $3.9B             $35.7B
Price/Earnings Ratio                          23.1x              20.9x
Price/Book Ratio                               5.7x               3.9x
Yield                                          0.2%               1.7%
Return on Equity                              17.4%              20.3%
Earnings Growth Rate                          34.8%              18.2%
Foreign Holdings                               4.3%               2.0%
Turnover Rate                                  195%                 --
Expense Ratio                                 0.49%                 --
Cash Reserves                                  7.1%                 --


INVESTMENT FOCUS
-------------------------------------------------------------------------
                                 [GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
America Online, Inc.                                          7.9%
Sunbeam Corp.                                                 7.2
Texas Instruments, Inc.                                       6.0
CNET, Inc.                                                    5.5
Bay Networks, Inc.                                            5.0
Washington Mutual, Inc.                                       4.9
Dell Computer Corp.                                           4.5
Global Industries Ltd.                                        4.5
NEXTEL Communications, Inc.                                   4.1
Lernout & Hauspie Speech Products NV                          4.0
------------------------------------------------------------------
Top Ten                                                      53.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------------
                                             OCTOBER 31, 1996                       OCTOBER 31, 1997
                                    ----------------------------------------------------------------------------
                                               CAPITAL                    CAPITAL
                                              OPPORTUNITY               OPPORTUNITY               S&P 500
                                    ----------------------------------------------------------------------------
Auto & Transportation..............              0.0%                       3.6%                    3.6%
Consumer Discretionary.............             22.5                       26.2                     9.7
Consumer Staples...................              0.0                        0.0                    10.9
Financial Services.................              9.0                       18.4                    17.0
Health Care .......................              8.0                        4.1                    11.3
Integrated Oils....................              0.0                        0.0                     7.7
Other Energy.......................              6.1                       14.2                     1.6
Materials & Processing.............              9.3                        0.0                     6.5
Producer Durables..................              7.7                        2.0                     4.2
Technology.........................             34.7                       27.0                    12.4
Utilities..........................              2.7                        4.5                     9.7
Other..............................              0.0                        0.0                     5.4
----------------------------------------------------------------------------------------------------------------

                                       25

PORTFOLIO PROFILE
GLOBAL EQUITY PORTFOLIO

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                      GLOBAL EQUITY               MSCI*
-----------------------------------------------------------------------
Number of Stocks                                245              2,483
Turnover Rate                                   24%                 --
Expense Ratio                                 0.71%                 --
Cash Reserves                                  6.4%                 --


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------
                                      GLOBAL EQUITY           MSCI*
-------------------------------------------------------------------
Australia                                  2.8%               1.2%
Canada                                     6.6                2.4
China                                      0.4                 --
Denmark                                    0.4                0.5
Finland                                    1.7                0.4
France                                     4.5                3.3
Germany                                    3.0                4.2
Hong Kong                                  1.3                1.3
Indonesia                                  0.6                0.2
Ireland                                    0.3                0.2
Italy                                      2.3                1.7
Japan                                     13.6               13.2
Malaysia                                   0.5                0.5
Mexico                                     1.3                0.7
Netherlands                                2.2                2.6
New Zealand                                0.1                0.2
Norway                                     0.8                0.3
Singapore                                  0.7                0.4
South Africa                               1.6                0.8
Spain                                      2.2                1.1
Sweden                                     2.6                1.2
Switzerland                                1.7                3.4
Thailand                                   0.1                0.1
United Kingdom                            15.1                9.7
United States                             33.6               45.6
Other                                       --                4.8
-------------------------------------------------------------------
Total                                   100.0%             100.0%

*MSCI All Country World Index.

PORTFOLIO ALLOCATION BY REGION
-------------------------------------------------------------------
UNITED STATES      33%
EUROPE             37%
PACIFIC            19%
EMERGING MARKETS    4%
OTHER               7%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
The Bank of New York Co., Inc.                                1.6%
Tele-Communications                                           1.3
General Motors Corp.                                          1.3
International Business Machines Corp.                         1.3
Union Pacific Corp.                                           1.2
Dresser Industries, Inc.                                      1.2
Ford Motor Co.                                                1.2
Burlington Northern Santa Fe Corp.                            1.0
Canadian Pacific Ltd.                                         1.0
AMR Corp.                                                     1.0
------------------------------------------------------------------
Top Ten                                                      12.1%

PORTFOLIO PROFILE
GLOBAL ASSET ALLOCATION PORTFOLIO

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                                          GLOBAL ASSET
                                                            ALLOCATION
----------------------------------------------------------------------
Turnover Rate                                                     162%
Expense Ratio                                                    0.54%
Cash Reserves                                                     1.9%



COUNTRY DIVERSIFICATION (% OF NET ASSETS)
----------------------------------------------------------------------
                             STOCKS            BONDS            CASH
----------------------------------------------------------------------
Australia                     1.6%              1.7%             --
Canada                        0.3               0.8              --
France                        0.5               2.0              --
Germany                       5.2               3.1              --
Hong Kong                     1.2                --              --
Japan                         9.7                --              --
Korea                         0.4                --              --
Latin America                 0.8                --              --
Mexico                        0.4                --              --
Spain                         1.7                --              --
Thailand                      0.6                --              --
United Kingdom                6.0              20.3              --
United States                 2.3              39.5             1.9%
----------------------------------------------------------------------
Total                        30.7%             67.4%            1.9%

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------------------
BONDS                            67%
STOCKS                           31%
CASH RESERVES                     2%

PORTFOLIO ALLOCATION BY REGION
--------------------------------------------------------------------------
UNITED STATES                   43%
EUROPE                          40%
PACIFIC                         14%
EMERGING MARKETS                 2%
OTHER                            1%

FINANCIAL STATEMENTS
OCTOBER 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Global Asset Allocation Portfolio also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector or, for international securities, by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
AGGRESSIVE                                                     VALUE*
GROWTH PORTFOLIO                               SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (97.2%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (3.4%)
-  Alaska Air Group, Inc.                      28,000      $      935
   Arvin Industries, Inc.                      58,000           2,171
   CNF Transportation, Inc.                    70,900           3,164
-  Coach USA, Inc.                             47,600           1,416
   Dana Corp.                                  44,800           2,097
   Eaton Corp.                                  2,100             203
-  Federal Express Corp.                       53,200           3,551
   Kansas City Southern
     Industries, Inc.                          60,100           1,833
                                                           -----------
                                                               15,370
                                                           -----------
CONSUMER DISCRETIONARY (18.4%)
-  Amerco, Inc.                                40,700           1,282
-  Blyth Industries, Inc.                     278,350           6,924
-  Borders Group, Inc.                         75,800           1,966
-  CKS Group, Inc.                             19,400             703
-  Carmike Cinemas, Inc. Class A               42,700           1,388
-  Costco Cos., Inc.                           23,700             906
-  Doubletree Corp.                            61,900           2,561
   Ethan Allen Interiors, Inc.                108,800           3,856
-  Friedman's, Inc. Class A                    72,900           1,285
-  Genesco, Inc.                              185,900           2,359
-  HFS Inc.                                     4,000             282
   Hasbro, Inc.                               194,650           5,645
-  Hollywood Entertainment Corp.               76,700             930
-  Host Marriott Corp.                        217,200           4,534
   Leggett & Platt, Inc.                       19,200             802
-  Lo-Jack Corp.                               37,400             519
-  Lone Star Steakhouse &
     Saloon, Inc.                             164,500           3,804
-  MGM Grand, Inc.                             90,600           3,975
   The McGraw-Hill Cos., Inc.                  34,500           2,255
   New York Times Co. Class A                 164,500           9,006
-  99 Cents Only Stores                        59,400           2,231
-  OfficeMax, Inc.                             46,800             626
-  Proffitt's, Inc.                            41,000           1,176
-  Revlon, Inc. Class A                        42,900           1,577
   St. John Knits, Inc.                        22,400             900
-  Shopko Stores, Inc.                         34,500             865
   TJX Cos., Inc.                             216,800           6,423
-  3DO Co.                                     44,700             152
   The Times Mirror Co. Class A                 2,300             124
   VF Corp.                                     1,600             143
   Wallace Computer
     Services, Inc.                            86,000           3,306
   The Warnaco Group, Inc.
     Class A                                   44,800           1,266
   Whirlpool Corp.                             11,100             673
-  Woolworth Corp.                            383,900           7,294
                                                           -----------
                                                               81,738
                                                           -----------
CONSUMER STAPLES (3.3%)
   American Stores Co.                        126,200           3,242
   Dean Foods Corp.                            93,500           4,424
   Interstate Bakeries Corp.                   40,800           2,606
   Michael Foods Group, Inc.                  162,600           4,146
   Tyson Foods, Inc.                           13,300             251
                                                           -----------
                                                               14,669
                                                           -----------

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
ENERGY (5.9%)
-  Falcon Drilling Co., Inc.                   83,600           3,041
-  Global Marine, Inc.                        186,500           5,805
-  Ocean Energy, Inc.                         113,300           6,996
-  Rowan Cos., Inc.                           264,600          10,286
                                                           -----------
                                                               26,128
                                                           -----------
FINANCIAL SERVICES (20.5%)
   H.F. Ahmanson & Co.                         40,400           2,384
   John Alden Financial Corp.                  61,200           1,679
   Allmerica Financial Corp.                  171,600           8,044
   Bear Stearns Co., Inc.                     179,020           7,105
-  ContiFinancial Corp.                       123,900           3,523
-  Credit Acceptance Corp.                    189,500           1,048
   Criimi Mae, Inc. REIT                      184,400           2,927
   Donaldson, Lufkin &
     Jenrette, Inc.                           101,400           7,123
-  FIRSTPLUS Financial
     Group, Inc.                              145,500           7,984
   Green Point Financial Corp.                 60,400           3,888
   Green Tree Financial Corp.                  14,000             590
   MGIC Investment Corp.                       40,200           2,425
   Marshall & Ilsley Corp.                     12,866             667
   Nationwide Financial
     Services, Inc.                           216,800           6,599
   North Fork Bancorp, Inc.                   218,300           6,426
   Old Republic International Corp.           131,100           4,687
   Popular, Inc.                               73,500           3,363
   Provident Financial Group, Inc.             41,800           1,897
   Summit Bancorp.                            213,700           9,122
   UnionBanCal Corp.                           26,600           2,434
   United Cos. Finance Corp.                  284,000           7,189
                                                           -----------
                                                               91,104
                                                           -----------
HEALTH CARE (8.0%)
-  Agouron Pharmaceuticals, Inc.               59,800           2,721
-  Cooper Cos., Inc.                           62,800           2,249
   Guidant Corp.                              121,600           6,992
   HBO & Co.                                   33,800           1,466
-  Hologic, Inc.                               83,700           2,103
-  Lincare Holdings, Inc.                      97,000           5,202
-  MedPartners, Inc.                          375,000           9,539
   Olsten Corp.                               242,800           3,703
   U.S. Surgical Corp.                         50,300           1,355
                                                           -----------
                                                               35,330
                                                           -----------
MATERIALS & PROCESSING (11.1%)
   BMC Industries, Inc.                        42,200           1,358
   Belden, Inc.                                45,200           1,548
-  Buckeye Cellulose Corp.                     21,400             888
   Ethyl Corp.                                397,800           3,431
   Fort James Corp.                           167,612           6,652
   Harsco Corp.                                60,000           2,490
   Hercules, Inc.                              81,800           3,753
   Lone Star Industries, Inc.                  61,900           3,401
   Lubrizol Corp.                              82,700           3,184
   Newmont Mining Corp.                        42,300           1,480
-  Owens-Illinois, Inc.                        79,900           2,757
   Phelps Dodge Corp.                          38,800           2,886
-  RMI Titanium Co.                            51,700           1,228
-  Shorewood Packaging Corp.                   65,500           1,605
   The Standard Register Co.                   89,400           2,894
   The Timken Co.                              43,800           1,467
-  USG Corp.                                   95,600           4,511
   USX-U.S. Steel Group, Inc.                  98,600           3,352
   Union Camp Corp.                             4,700             255
                                                           -----------
                                                               49,140
                                                           -----------
PRODUCER DURABLES (1.9%)
   Cummins Engine Co., Inc.                    17,700           1,079
   HON Industries, Inc.                         6,700             345
   Scotsman Industries, Inc.                   73,800           1,951
   Sundstrand Corp.                            43,700           2,376
   Wheelabrator Technologies, Inc.            167,100           2,538
                                                           -----------
                                                                8,289
                                                           -----------
TECHNOLOGY (12.7%)
-  Atmel Corp.                                263,600           6,804
-  Cabletron Systems, Inc.                     23,700             687
-  Chips & Technologies, Inc.                 351,900           5,564
-  CIENA Corp.                                 52,500           2,888
-  Data Dimensions, Inc.                       56,200           1,510
-  FTP Software, Inc.                         208,000             611
-  Gateway 2000, Inc.                          95,800           2,748
-  Glenayre Technologies, Inc.                167,500           2,157
-  Hadco Corp.                                118,400           6,512
-  INSO Corp.                                  21,300             250
-  McAfee Associates, Inc.                    167,800           8,327
-  Network Equipment
     Technologies, Inc.                        67,200           1,142
-  Read Rite Corp.                            377,200           7,497
-  Silicon Graphics, Inc.                      78,000           1,146
-  SMART Modular
     Technologies, Inc.                       112,700           5,593
-  Western Digital Corp.                       92,200           2,760
                                                           -----------
                                                               56,196
                                                           -----------
UTILITIES (10.8%)
   Atmos Energy Corp.                          62,600           1,581
   Baltimore Gas & Electric Co.               101,300           2,779
   Boston Edison Co.                          169,300           5,343
   Century Telephone
     Enterprises, Inc.                         15,000             637
   Cincinnati Bell, Inc.                      198,700           5,365
   CINergy Corp.                               27,600             911
   Columbia Gas Systems, Inc.                 133,800           9,667
   DTE Energy Co.                             114,200           3,512
   Florida Progress Corp.                      65,500           2,133
   GPU, Inc.                                   87,200           3,155
   New Century Energies, Inc.                  61,465           2,566
   Public Service Enterprise
     Group, Inc.                              337,800           8,762
-  U.S. Cellular Corp.                         42,300           1,375
                                                           -----------
                                                               47,786
                                                           -----------
OTHER (1.2%)
   Carlisle Co., Inc.                          20,000             865
   GenCorp, Inc.                              155,900           3,810
   Johnson Controls, Inc.                      15,800             709
                                                           -----------
                                                                5,384
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $382,752)                                            431,134
                                                           -----------
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 FACE           MARKET
AGGRESSIVE                                     AMOUNT           VALUE*
GROWTH PORTFOLIO                                (000)            (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.5%)
----------------------------------------------------------------------
U.S. TREASURY BILL
(1)  4.90%, 1/8/98                          $     200    $        198
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.66%, 11/3/97                              12,984          12,984
   5.67%, 11/3/97--Note F                      33,558          33,558
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $46,741)                                              46,740
----------------------------------------------------------------------
TOTAL INVESTMENTS (107.7%)
   (COST $429,493)                                            477,874
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.7%)
Receivables for Investment
     Securities Sold                                           20,713
Other Assets--Note C                                            3,032
Security Loan Collateral Payable--Note F                      (33,558)
Payables for Investment
     Securities Purchased                                     (24,033)
Other Liabilities                                                (481)
                                                         ------------
                                                              (34,327)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 27,909,217 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                           $443,547
======================================================================
NET ASSET VALUE PER SHARE                                      $15.89
======================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
(1)Security segregated as initial margin for open futures contracts.
   REIT--Real Estate Investment Trust.


---------------------------------------------------------------------------
                                                      AMOUNT           PER
                                                       (000)         SHARE
---------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
Paid in Capital                                     $360,017        $12.90
Undistributed Net
  Investment Income                                    3,098           .11
Accumulated Net
  Realized Gains                                      32,040          1.15
Unrealized Appreciation--Note E
  Investment Securities                               48,381          1.73
  Futures Contracts                                       11            --
---------------------------------------------------------------------------
NET ASSETS                                          $443,547        $15.89
===========================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
CAPITAL OPPORTUNITY                                                                                 VALUE*
PORTFOLIO                                                                       SHARES               (000)
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (93.0%)
-----------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.4%)
- US Airways Group, Inc.                                                        50,000            $  2,344
                                                                                               ------------
CONSUMER DISCRETIONARY (24.4%)
- America Online, Inc.                                                          70,500               5,429
- CNET, Inc.                                                                   159,000               3,776
  Sunbeam Corp.                                                                110,000               4,984
- TMP Worldwide, Inc.                                                          125,000               2,656
                                                                                               ------------
                                                                                                    16,845
                                                                                               ------------
ENERGY (13.2%)
  Camco International, Inc.                                                     31,000               2,240
- Dawson Production Services, Inc.                                              36,300                 880
- Drill-Quip, Inc.                                                              39,000               1,399
- Global Industries Ltd.                                                       155,000               3,100
- Varco International, Inc.                                                     24,500               1,493
                                                                                               ------------
                                                                                                     9,112
                                                                                               ------------

FINANCIAL SERVICES (17.1%)
- Bank Plus Corp.                                                              195,000               2,316
- E*TRADE Group, Inc.                                                           68,000               2,091
  Household International, Inc.                                                 17,000               1,925
  PaineWebber Group, Inc.                                                       48,000               2,121
  Washington Mutual, Inc.                                                       49,300               3,371
                                                                                               ------------
                                                                                                    11,824
                                                                                               ------------
HEALTH CARE (3.8%)
- Arterial Vascular Engineering, Inc.                                           50,000               2,650
                                                                                               ------------

PRODUCER DURABLES (1.9%)
- Ultratech Stepper, Inc.                                                       48,000               1,302
                                                                                               ------------

TECHNOLOGY (25.1%)
  COMMUNICATIONS TECHNOLOGY (4.0%)
- Lernout & Hauspie Speech
    Products NV                                                                 57,700               2,798

  COMPUTER SERVICES SOFTWARE &
    SYSTEM (3.2%)
- PeopleSoft, Inc.                                                              34,900               2,190

  COMPUTER TECHNOLOGY (11.8%)
- Bay Networks, Inc.                                                           108,800               3,441
- Compaq Computer Corp.                                                         25,000               1,594
- Dell Computer Corp.                                                           38,900               3,117

  ELECTRONICS-SEMICONDUCTORS/
    COMPONENTS (6.1%)
  Texas Instruments, Inc.                                                       39,200               4,182
                                                                                               ------------
                                                                                                    17,322
                                                                                               ------------
UTILITIES (4.1%)
- NEXTEL Communications, Inc.                                                  109,000               2,861
-----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $56,830)                                                                                   64,260
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                  FACE              MARKET
                                                                                AMOUNT              VALUE*
                                                                                 (000)               (000)
-----------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.66%, 11/3/97                                                               $  311             $   311
   5.67%, 11/3/97--Note F                                                        5,599               5,599
-----------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $5,910)                                                                                     5,910
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $62,740)                                                                                   70,170
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-NET (-1.5%)                                                            (1,036)
-----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------
Applicable to 6,598,564 outstanding
    $.001 par value shares
    (authorized 250,000,000 shares)                                                                $69,134
===========================================================================================================

NET ASSET VALUE PER SHARE                                                                           $10.48
===========================================================================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
-----------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments in Securities, at Value                                                             $70,170
   Receivables for Investment
     Securities Sold                                                                                13,953
   Other Assets--Note C                                                                                 68
                                                                                               ------------
    Total Assets                                                                                    84,191
                                                                                               ------------
LIABILITIES
   Payables for Investment
     Securities Purchased                                                                            9,206
   Security Loan Collateral
     Payable--Note F                                                                                 5,599
   Other Liabilities                                                                                   252
                                                                                               ------------
     Total Liabilities                                                                              15,057
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $69,134
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------
                                                                                AMOUNT                 PER
                                                                                 (000)               SHARE
-----------------------------------------------------------------------------------------------------------
Paid in Capital                                                                $62,155             $  9.42
Undistributed Net
  Investment Income                                                                218                 .03
Accumulated Net
  Realized Losses                                                                 (669)               (.10)
Unrealized Appreciation--Note E                                                  7,430                1.13
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $69,134              $10.48
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
                                                                                                    VALUE*
GLOBAL EQUITY PORTFOLIO                                                         SHARES               (000)
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
-----------------------------------------------------------------------------------------------------------
AUSTRALIA (2.6%)
  Australia & New Zealand Bank
    Group Ltd.                                                                 128,596             $   899
  Australia National Industries Ltd.                                           100,000                 101
  Boral Ltd.                                                                   107,594                 284
  CSR Ltd.                                                                      39,098                 136
  Gio Australia Holdings Ltd.                                                   96,733                 248
  Pasminco Ltd.                                                                160,000                 198
  QNI Ltd.                                                                     180,000                 159
  Renison Goldfields
    Consolidated Ltd.                                                           57,283                 117
  Santos Ltd.                                                                  112,000                 516
    Wesfarmers Ltd.                                                             23,605                 197
  Woolworths Ltd.                                                              146,456                 474
                                                                                               ------------
                                                                                                     3,329
                                                                                               ------------
CANADA (6.1%)
- Air Canada                                                                    80,000                 798
  Avenor, Inc.                                                                  34,000                 557
- Canadian Airlines Corp.                                                      173,000                 535
  Canadian Pacific Ltd.                                                         43,100               1,282
  Hudson's Bay Co.                                                              43,000                 984
  Imasco Ltd.                                                                   15,000                 477
  Imperial Oil Ltd.                                                             17,700               1,100
  National Bank of Canada                                                       40,000                 569
- Rogers Communications, Inc.
    Class B                                                                    114,000                 777
- San Andreas Resources Corp.                                                   70,000                  23
  Stelco, Inc. Class A                                                         100,000                 770
                                                                                               ------------
                                                                                                     7,872
                                                                                               ------------

CHINA (0.4%)
  The Guangshen Railway Co., Ltd.                                            1,621,500                 503
                                                                                               ------------

DENMARK (0.3%)
  Bang & Olufsen Holding
    A/S B Shares                                                                 5,000                 305
  Coloplast A/S B Shares                                                         1,950                 144
                                                                                               ------------
                                                                                                       449
                                                                                               ------------

FINLAND (1.6%)
  Nokia AB Oy A Shares                                                           6,700                 586
  Outokumpu Oy A Shares                                                         26,000                 387
  Rauma Oy                                                                         529                  10
  UPM-Kymmene Oy                                                                19,000                 423
  Valmet Oy                                                                     40,000                 627
                                                                                               ------------
                                                                                                     2,033
                                                                                               ------------
FRANCE (4.2%)
  AXA-UAP SA                                                                     6,296                 432
  Banque Nationale de Paris SA                                                   8,334                 369
  Canal Plus SA                                                                  2,350                 410
  Carrefour SA                                                                     499                 261
  Clarins SA                                                                     1,687                 131
- Clarins SA Rights Exp. 11/24/97                                                1,687                  14
  Compagnie Generale
    des Eaux SA                                                                  2,646                 309
  Compagnie Generale des
    Establissements Michelin
    SCA B Shares                                                                 7,000                 360
  Compagnie de Saint-Gobain SA                                                   3,000                 432
  Pechiney SA A Shares                                                          23,599                 972
  Schneider SA                                                                  10,000                 535
  Scor SA                                                                       10,000                 465
  Usinor Sacilor SA                                                             43,500                 722
                                                                                               ------------
                                                                                                     5,412
                                                                                               ------------

GERMANY (2.8%)
  Adidas AG                                                                      4,500                 652
  Bayerische Motor Werke AG                                                        400                 290
  Buderus AG                                                                       700                 340
- Fresenius Medical Care AG ADR                                                 23,344                 550
  Hoechst AG                                                                    10,100                 385
  Mannesmann AG                                                                  1,030                 436
  Porsche AG Pfd.                                                                  300                 442
  Praktiker Bau-und
    Heimwerkemaerkt AG                                                          10,500                 159
  Veba AG                                                                        5,220                 291
                                                                                               ------------
                                                                                                     3,545
                                                                                               ------------

HONG KONG (1.3%)
  Cathay Pacific Airways Ltd.                                                  104,000                 110
  Hong Kong & China Gas Co., Ltd.                                              188,496                 356
  Hong Kong Electric Holdings Ltd.                                              80,000                 271
- Mandarin Oriental
    International Ltd.                                                         414,877                 328
  National Mutual Asia Ltd.                                                    274,000                 248
  Television Broadcasts Ltd.                                                   110,000                 306
                                                                                               ------------
                                                                                                     1,619
                                                                                               ------------

INDONESIA (0.5%)
  PT Bank Danamon (Foreign)                                                    625,500                  87
  PT Citra Marga Nusaphala
    Persada                                                                    774,000                 220
  PT Gudang Garam                                                               70,000                 198
  PT Hero Supermarket                                                           46,500                  21
  PT Lippo Bank (Foreign)                                                      205,000                  57
  PT Matahari Putra Prima                                                      277,000                  54
- PT Matahari Putra Prima Rights
    Exp. 12/3/97                                                               277,000                  31
                                                                                               ------------
                                                                                                       668
                                                                                               ------------

IRELAND (0.3%)
  Independent Newspapers PLC                                                    35,000                 205
  Waterford Wedgewood PLC                                                      170,000                 197
                                                                                               ------------
                                                                                                       402
                                                                                               ------------
ITALY (2.1%)
  Credito Italiano SPA                                                         270,000                 721
  Ente Nazionale Idrocarburi SPA                                                70,000                 396
  Fila Holdings SPA ADR                                                         13,000                 327
  Gewiss SPA                                                                     5,000                  98
  Industrie Natuzzi SPA ADR                                                     17,000                 380
  Luxottica Group SPA ADR                                                        6,000                 383
- Telecom Italia SPA Risp.                                                     105,000                 425
                                                                                               ------------
                                                                                                     2,730
                                                                                               ------------

JAPAN (12.7%)
  Apic Yamada Corp.                                                             11,000                 154
  Brother Industries Ltd.                                                       88,000                 241
  DDI Corp.                                                                         30                 100
  East Japan Railway Co.                                                           122                 593
  Fuji Oil Co.                                                                  36,000                 202
  Furukawa Electric Co.                                                        120,000                 619
  Futaba Corp.                                                                   7,000                 340
  Gakken Co.                                                                    42,000                 139
  Heiwa Corp.                                                                   10,000                 168
  Hitachi Ltd.                                                                  94,000                 723
  Ikegami Tsushinki Co., Ltd.                                                   20,000                  81

-----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
                                                                                                    VALUE*
                                                                                SHARES               (000)
-----------------------------------------------------------------------------------------------------------
  Intec, Inc.                                                                   20,000         $       190
  Ishikawajima-Harima Heavy
    Industries Co.                                                             140,000                 318
- Japan Air Lines Co., Ltd.                                                     54,000                 196
  Japan Tobacco, Inc.                                                               20                 164
  Jeol Ltd.                                                                     30,000                 137
  Kao Corp.                                                                     52,000                 726
  Kirin Beverage Corp.                                                          30,000                 499
  Mitsui & Co., Ltd.                                                           100,000                 759
  Namco Ltd.                                                                    20,000                 670
  Nippon Oil Co., Ltd.                                                          60,000                 246
  Nippon Telephone and Telegraph                                                    78                 662
  Nissho Electronics Corp.                                                      20,000                 168
  Nomura Securities Co., Ltd.                                                   34,000                 396
  Noritake Co., Ltd.                                                            20,000                 108
  Sankyo Seiko Co.                                                              46,000                 128
  Sanwa Bank Ltd.                                                               48,000                 483
  Shiseido Co., Ltd.                                                            44,000                 600
  Showa Shell Sekiyu K.K.                                                       35,000                 245
  Sintokogio Ltd.                                                               20,000                  88
  Sony Corp.                                                                    15,000               1,246
  Stanley Electric Co.                                                          68,000                 271
  Sumisho Computer Systems Corp.                                                16,000                 306
  Sumitomo Corp.                                                                40,000                 286
  Sumitomo Metal Industries Ltd.                                               280,000                 561
  Sumitomo Realty &
    Development Co.                                                             72,000                 526
  Sumitomo Rubber Industries Ltd.                                               54,000                 306
  Sumitomo Trust & Banking Co., Ltd.                                            82,000                 625
  Tokyo Broadcasting System, Inc.                                               15,000                 257
  Tokyo Electric Power Co.                                                      34,000                 650
  Tokyo Gas Co., Ltd.                                                           80,000                 184
  Toyo Engineering Corp.                                                        29,000                  73
- Tsuzuki Denki Co., Ltd.                                                       36,000                 241
  Yamaha Motor Co., Ltd.                                                        34,000                 274
  Yasuda Fire & Marine
    Insurance Co.                                                               76,000                 421
                                                                                               ------------
                                                                                                    16,370
                                                                                               ------------

KOREA
  Daehan Korean Trust IDR                                                       12,000                  44
                                                                                               ------------

MALAYSIA (0.5%)
  Carlsberg Brewery Malaysia Bhd.                                               67,500                 242
  Kumpulan Guthrie Bhd.                                                         87,000                  72
  Resorts World Bhd.                                                            77,000                 137
  Rothmans of Pall Mall
   Malaysia Bhd.                                                                25,000                 200
                                                                                               ------------
                                                                                                       651
                                                                                               ------------

MEXICO (1.2%)
- Grupo Financiero Banamex
    Accival SA de CV Series B                                                  100,000                 199
- Grupo Financiero Banamex
    Accival SA de CV Series L                                                    3,000                   6
- Grupo Televisa SA GDR                                                         12,000                 372
  Telefonos de Mexico
    SA Class L ADR                                                              11,000                 476
  Vitro SA ADR                                                                  40,000                 477
                                                                                               ------------
                                                                                                     1,530
                                                                                               ------------

NETHERLANDS (2.1%)
  Koninklijke Boskalis
  Westminster NV                                                                16,198                 275
  Nedlloyd Groep NV                                                             16,600                 494
  Philips Electronics NV                                                         9,200                 721
  Polygram NV                                                                   10,100                 575
  Smit Internationale NV                                                        20,000                 629
                                                                                               ------------
                                                                                                     2,694
                                                                                               ------------

NEW ZEALAND (0.1%)
  Wrightson Ltd.                                                               150,000                  80
                                                                                               ------------

NORWAY (0.8%)
  Schibsted ASA                                                                 24,000                 449
- Storebrand ASA                                                                70,000                 520
                                                                                               ------------
                                                                                                       969
                                                                                               ------------

SINGAPORE (0.6%)
  Jardine Strategic Holdings Ltd.                                              200,000                 640
  Jurong Shipyard Ltd.                                                          48,000                 203
                                                                                               ------------
                                                                                                       843
                                                                                               ------------

SOUTH AFRICA (1.5%)
  De Beers Centenary AG                                                         20,000                 477
  Free State Consolidated Gold
    Mines Ltd. ADR                                                              67,000                 339
  Plessey Corp., Ltd.                                                           62,959                 102
  Safmarine & Rennies Holdings Ltd.                                             45,000                  98
  South African Breweries Ltd.                                                  19,409                 515
- South African Iron &
    Steel Industrial Corp., Ltd.                                               680,621                 354
                                                                                               ------------
                                                                                                     1,885
                                                                                               ------------

SPAIN (2.1%)
  Acerinox SA                                                                    2,700                 404
  Banco Popular Espanol SA                                                       8,000                 473
  Centros Comerciales Pryca SA                                                  23,400                 372
  Grupo Acciona SA                                                               4,000                 614
  Prosegur Cia de Seguridad SA
    (Registered)                                                                16,525                 185
  Tabacalera SA                                                                  6,000                 433
  Viscofan Industria Navarra de
    Envolturas Celulosic SA                                                      8,000                 165
                                                                                               ------------
                                                                                                     2,646
                                                                                               ------------
SWEDEN (2.4%)
  ABB AB B Shares                                                               30,000                 347
  Avesta Sheffield AB                                                           31,500                 236
- Diligentia AB                                                                 10,000                 136
  Hennes & Mauritz AB B Shares                                                  12,000                 491
  Hoganas AB B Shares                                                            8,500                 316
  LM Ericsson Telephone AB
    B Shares                                                                    11,350                 500
  Munksjoe AB                                                                   18,000                 176
  Om Gruppen AB                                                                 10,000                 323
  Skandinaviska Eeskilda Banken
    AB B Shares                                                                 15,000                 162
  Stora Kopparbergs Berglags
   AB A Shares                                                                  30,000                 415
                                                                                               ------------
                                                                                                     3,102
                                                                                               ------------
SWITZERLAND (1.6%)
  Novartis AG (Registered)                                                         266                 418
  Phoenix Mecano AG                                                                200                 104
  SGS Societe Generale de
    Surveillance Holding SA (Bearer)                                               350                 677
  SMH AG (Registered)                                                            5,800                 762
  Sarna Kunsstoff Holding
    AG (Registered)                                                                100                 122
                                                                                               ------------
                                                                                                     2,083
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
                                                                                                    VALUE*
GLOBAL EQUITY PORTFOLIO                                                         SHARES               (000)
-----------------------------------------------------------------------------------------------------------
THAILAND (0.1%)
  Matichon PLC (Foreign)                                                        11,000            $     13
  Post Publishing PLC (Foreign)                                                130,000                 105
- Thai Telephone &
   Telecommunication
   PLC (Foreign)                                                               131,200                  26
                                                                                               ------------
                                                                                                       144
                                                                                               ------------

UNITED KINGDOM (14.1%)
  Airtours PLC                                                                  40,000                 791
  Amvesco PLC                                                                   79,000                 523
  Associated British Ports
    Holdings PLC                                                               150,000                 714
  Barclays PLC                                                                  18,900                 473
  Berisford PLC                                                                100,000                 285
  British Aerospace PLC                                                         20,000                 531
  Cowie Group PLC                                                               93,333                 556
  Dennis Group PLC                                                              30,000                 159
  Dalgety PLC                                                                  100,000                 409
  Devro PLC                                                                    115,000                 713
- E D & F Man Group PLC                                                         45,000                 156
- EMI Group PLC                                                                 54,000                 437
  First Leisure Corp. PLC                                                      115,000                 495
- Flextech PLC                                                                  62,000                 608
  Granada Group PLC                                                             50,000                 689
  Grand Metropolitan PLC                                                        67,000                 604
  Hanson PLC                                                                   108,750                 559
  Hyder PLC                                                                     40,000                 603
  Ladbroke Group PLC                                                           100,000                 448
  London Clubs International PLC                                                50,000                 261
  LucasVarity PLC                                                              190,000                 652
  Manchester United PLC                                                         45,000                 482
  Provident Financial PLC                                                       65,000                 752
  Racal Electronics PLC                                                        170,000                 627
  Railtrack Group PLC                                                           55,000                 879
  Rio Tinto PLC                                                                 35,000                 451
  Stagecoach Holdings PLC                                                       75,833                 927
  T & N PLC                                                                    125,000                 525
  Taylor Woodrow PLC                                                           125,400                 385
- Thorn PLC                                                                    141,428                 343
  Vendome Luxary Group PLC-Units                                                50,000                 304
  Vodafone Group PLC                                                           100,000                 545
  WPP Group PLC                                                                120,000                 548
  Williams PLC                                                                 115,000                 690
                                                                                               ------------
                                                                                                    18,124
                                                                                               ------------

UNITED STATES (31.4%)
  AUTO & TRANSPORTATION (6.4%)
- AMR Corp.                                                                     11,000               1,281
  Burlington Northern Santa Fe Corp.                                            14,000               1,330
  Ford Motor Co.                                                                34,000               1,485
  General Motors Corp.                                                          25,500               1,637
  TRW, Inc.                                                                     18,000               1,031
  Union Pacific Corp.                                                           25,000               1,531

  CONSUMER DISCRETIONARY (3.4%)
  Browning-Ferris Industries, Inc.                                              30,000                 975
- Fruit of the Loom, Inc.                                                       24,000                 626
  Harcourt General, Inc.                                                        22,500               1,126
  The Limited, Inc.                                                             44,778               1,055
  Phillips-Van Heusen Corp.                                                     37,800                 539

  CONSUMER STAPLES (1.0%)
  Sara Lee Corp.                                                                25,000               1,278

  ENERGY (0.9%)
  Union Pacific Resources Group, Inc.                                            6,775                 167
- Western Atlas, Inc.                                                           11,900               1,026

  FINANCIAL SERVICES (5.6%)
- American Capital Strategies, Ltd.                                             20,000                 350
  The Bank of New York Co., Inc.                                                44,400               2,090
  The Chubb Corp.                                                               13,500                 894
  Fleet Financial Group, Inc.                                                   14,500                 933
  TIG Holdings, Inc.                                                            22,500                 762
  Transamerica Corp.                                                            10,000               1,009
  Unitrin, Inc.                                                                 17,300               1,107

  HEALTH CARE (1.1%)
  Allegiance Corp.                                                               3,400                  94
  Baxter International, Inc.                                                    22,500               1,041
- Trigon Healthcare, Inc.                                                       12,600                 308

  MATERIALS & PROCESSING (6.8%)
  Fort James Corp.                                                              30,500               1,210
  Freeport-McMoRan, Inc.                                                        29,533               1,008
  Geon Co.                                                                      39,000                 846
  Georgia-Pacific Corp.                                                         11,400                 967
  International Paper Co.                                                       18,000                 810
  LTV Corp.                                                                     69,000                 841
  PPG Industries, Inc.                                                          16,500                 934
  Phelps Dodge Corp.                                                            13,000                 967
  Primex Technologies, Inc.                                                      1,440                  50
- Solutia, Inc.                                                                 48,200               1,066

  PRODUCER DURABLES (1.6%)
  The Boeing Co.                                                                22,200               1,063
  United Technologies Corp.                                                     14,000                 980

  TECHNOLOGY (1.3%)
  International Business
    Machines Corp.                                                              16,500               1,618

  UTILITIES (1.3%)
- Tele-Communications, Inc.
    Class A                                                                     47,715               1,091
- Tele-Communications TCI
    Ventures Group Series A                                                     27,285                 629

  OTHER (2.0%)
  Dresser Industries, Inc.                                                      36,000               1,517
- FMC Corp.                                                                     12,400               1,002
                                                                                               ------------
                                                                                                    40,274
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $108,071)                                                                                 120,001
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                  FACE              MARKET
                                                                                AMOUNT              VALUE*
                                                                                 (000)               (000)
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND (0.2%)
-----------------------------------------------------------------------------------------------------------
JAPAN
Sumitomo Wiring Systems Cvt.
   0.90%, 9/30/08
   (COST $247)                                                           JPY    28,000         $       210
-----------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (7.4%)
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.66%, 11/3/97                                                               $8,482               8,482
   5.67%, 11/3/97--Note F                                                        1,060               1,060
-----------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $9,542)                                                                                     9,542
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (Cost $117,860)                                                                                 129,753
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-----------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                   964
Liabilities--Note F                                                                                 (2,277)
                                                                                               ------------
                                                                                                    (1,313)
-----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------
Applicable to 10,038,738 outstanding
   $.001 par value shares
   (authorized 250,000,000)                                                                       $128,440
===========================================================================================================
NET ASSET VALUE PER SHARE                                                                           $12.79
===========================================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
IDR--International Depository Receipt.
JPY--Japanese Yen.

-----------------------------------------------------------------------------------------------------------
                                                                                AMOUNT                 PER
                                                                                 (000)               SHARE
-----------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------
Paid in Capital                                                               $110,590              $11.02
Undistributed Net
   Investment Income--Note D                                                     1,561                 .15
Accumulated Net
   Realized Gains--Note D                                                        4,423                 .44
Unrealized Appreciation--Note E
   Investment Securities                                                        11,893                1.18
   Foreign Currencies and Forward
    Currency Contracts                                                             (27)                 --
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $128,440              $12.79
===========================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                        FACE             MARKET
                                                                    MATURITY          AMOUNT             VALUE*
GLOBAL ASSET ALLOCATION PORTFOLIO                COUPON                 DATE           (000)              (000)
----------------------------------------------------------------------------------------------------------------
BONDS (67.4%)
----------------------------------------------------------------------------------------------------------------
AUSTRALIA (1.7%)
Queensland Treasury Global Note                   8.00%              8/14/01     AUD   1,800          $   1,375
                                                                                                ----------------

CANADA (0.8%)
Canada Government Bond                            7.00%              12/1/06     CAD     800                628
                                                                                                ----------------

FRANCE (2.0%)
France O.A.T.                                     5.50%              4/25/04     FRF   7,490              1,320
France O.A.T.                                     8.50%             10/25/19     FRF   1,500                335
                                                                                                ----------------
                                                                                                          1,655
                                                                                                ----------------

GERMANY (3.1%)
German Government Bond                            6.50%               7/4/27     DEM   4,100              2,477
                                                                                                ----------------

UNITED KINGDOM (20.3%)
U.K. Treasury                                     6.00%              8/10/99     GBP   6,000              9,920
U.K. Treasury                                     8.50%              12/7/05     GBP   3,500              6,563
                                                                                                ----------------
                                                                                                         16,483
                                                                                                ----------------

UNITED STATES (39.5%)
U.S. Treasury Bond                               7.125%              2/15/23          $8,800              9,796
U.S. Treasury Note                               5.875%             11/15/99           6,000              6,027
U.S. Treasury Note                               5.875%              2/15/00           9,000              9,038
U.S. Treasury Note                               5.875%              9/30/02           2,250              2,263
U.S. Treasury Note                               6.125%              8/15/07             800                818
U.S. Treasury Note                                6.50%             10/15/06           3,900              4,059
                                                                                                ----------------
                                                                                                         32,001
                                                                                                ----------------
----------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $52,705)                                                                                        54,619
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                      SHARES
----------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (4.6%)(1)
----------------------------------------------------------------------------------------------------------------
CANADA (0.3%)
   Canadian General Investments                                                       20,249                241
                                                                                                ----------------

GERMANY (1.2%)
   New Germany Fund                                                                   63,263                945
                                                                                                ----------------

JAPAN (0.9%)
-  Nikkei 300 Investment Trust Units                                                 374,000                768
                                                                                                ----------------

KOREA (0.4%)
-  Korea Europe Fund IDR                                                                 116                144
   Other (0.3%)                                                                                             214
                                                                                                ----------------
                                                                                                            358
                                                                                                ----------------
LATIN AMERICA (0.8%)
   Templeton Latin America Investment Trust PLC                                      445,000                671
                                                                                                ----------------

MEXICO (0.4%)
   The Mexico Fund                                                                    16,500                308
                                                                                                ----------------

MISCELLANEOUS (0.6%)                                                                                        476
                                                                                                ----------------
----------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $4,649)                                                                                          3,767
                                                                                                ----------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                FACE           MARKET
                                                                            MATURITY          AMOUNT           VALUE*
                                                                                DATE           (000)            (000)
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (30.3%)(2)
----------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (7.4%)
Barclays Bank PLC                                           5.64%            1/20/98        $  2,000         $  2,000
Bayerische Landes Bank                                     5.645%            1/20/98           2,000            2,000
National Australia Bank                                     5.66%            1/21/98           2,000            2,000
                                                                                                             ---------
                                                                                                                6,000
                                                                                                             ---------

REPURCHASE AGREEMENTS (15.7%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                 5.66%            11/3/97          10,416           10,416
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                         5.67%            11/3/97           2,312            2,312
                                                                                                             ---------
                                                                                                               12,728
                                                                                                             ---------
U.S. GOVERNMENT OBLIGATION (7.2%)
U.S. Treasury Bill                                          5.48%          5/28/98(3)          6,000            5,826
----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $24,540)                                                                                              24,554
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (102.3%)
   (COST $81,894)                                                                                              82,940
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)(2)
----------------------------------------------------------------------------------------------------------------------
   Other Assets--Note C                                                                                         1,499
   Liabilities--Note F                                                                                         (3,355)
                                                                                                             ---------
                                                                                                               (1,856)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 7,117,983 outstanding $.001 par value shares
   (authorized 250,000,000 shares)                                                                            $81,084
======================================================================================================================
NET ASSET VALUE PER SHARE                                                                                      $11.39
======================================================================================================================


OPEN FUTURES CONTRACTS AT OCTOBER 31, 1997:

----------------------------------------------------------------------------------------------------------------------
                                                                                        MARKET             UNREALIZED
                                                                                         VALUE           APPRECIATION
                                                                     CONTRACTS            LONG         (DEPRECIATION)
                                                                          LONG           (000)                  (000)
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA
   All Ordinary Index (exp. 12/97)                                          30        $  1,298               $   (108)
                                                                                                             ---------

FRANCE
   CAC 40 (exp. 11/97)                                                       4             380                     (2)
                                                                                                             ---------

GERMANY
   DAX 30 (exp. 12/97)                                                      15           3,290                   (176)
                                                                                                             ---------

HONG KONG
   Hang Seng (exp. 11/97)                                                   14             959                     26
                                                                                                             ---------

JAPAN
   Nikkei 300 (exp. 12/97)                                                 341           7,057                   (739)
                                                                                                             ---------

SPAIN
   IBX 35 (exp. 12/97)                                                      32           1,397                   (154)
                                                                                                             ---------

----------------------------------------------------------------------------------------------------------------------
                                                                                        MARKET             UNREALIZED
                                                                                         VALUE           APPRECIATION
                                                                     CONTRACTS            LONG         (DEPRECIATION)
Global Asset Allocation Portfolio                                         LONG           (000)                  (000)
----------------------------------------------------------------------------------------------------------------------
UNITED Kingdom
   FTSE 100 (exp. 12/97)                                                    24         $ 4,880            $        (6)
                                                                                                          ------------

UNITED STATES
   S&P 500 (exp. 12/97)                                                      4           1,848                     17
                                                                                                          ------------

----------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                   $21,109                $(1,142)
----------------------------------------------------------------------------------------------------------------------

 *See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
 -Non-Income-Producing Security.
 (1)The combined market value of equity securities and equity index futures contracts represents 30.7% of net assets, distributed by country as follows:

     Australia                                                             1.6%
     Canada                                                                0.3
     France                                                                0.5
     Germany                                                               5.2
     Hong Kong                                                             1.2
     Japan                                                                 9.7
     Korea                                                                 0.4
     Latin America                                                         0.8
     Mexico                                                                0.4
     Spain                                                                 1.7
     United Kingdom                                                        6.0
     United States                                                         2.3
     Other                                                                 0.6

 (2)The effective cash position represents 1.9% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.
 (3)Securities with a value of $2,913,000 have been segregated as initial margin for open futures contracts.
AUD--Australian dollar.
CAD--Canadian dollar.
DEM--German Deutsche mark.
FRF--French franc.
GBP--British pound sterling.
IDR--International Depository Receipt.

----------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT            PER
                                                                                                 (000)          SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                $73,209         $10.29
Undistributed Net Investment Income--Note D                                                      4,144            .58
Accumulated Net Realized Gains--Note D                                                           4,220            .59
Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                                         1,046            .15
   Futures Contracts                                                                            (1,142)          (.16)
   Foreign Currencies and Forward Currency Contracts                                              (393)          (.06)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $81,084         $11.39
======================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately.


-----------------------------------------------------------------------------------------------------------------------
                                                       AGGRESSIVE            CAPITAL                      GLOBAL ASSET
                                                           GROWTH        OPPORTUNITY   GLOBAL EQUITY        ALLOCATION
                                                        PORTFOLIO          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                    -------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31, 1997
                                                    -------------------------------------------------------------------
                                                            (000)              (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                            $ 4,070          $     323         $ 2,315            $   69
    Interest                                                  666                403             495             4,733
                                                    -------------------------------------------------------------------
       Total Income                                         4,736                726           2,810             4,802
                                                    -------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
       Basic Fee                                              190                371             530               322
       Performance Adjustment                                  --               (223)           (172)             (201)
    The Vanguard Group--Note C
       Management and Administrative                          807                252             358               236
       Marketing and Distribution                              56                 25              33                24
    Taxes (other than income taxes)                            20                  7               9                 6
    Custodian Fees                                             17                  9              61                28
    Auditing Fees                                               9                  9               9                 9
    Shareholders' Reports                                      21                 16              10                 8
    Annual Meeting and Proxy Costs                              2                  1               1                 1
    Directors' Fees and Expenses                                1                 --              --                --
                                                    -------------------------------------------------------------------
       Total Expenses                                       1,123                467             839               433
       Expenses Paid Indirectly--Note C                        --                 --              --                (5)
                                                    -------------------------------------------------------------------
       Net Expenses                                         1,123                467             839               428
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       3,613                259           1,971             4,374
-----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                             31,037             16,511           4,267             1,813
    Futures Contracts                                       1,120                 --              --             3,639
    Foreign Currencies and Forward Currency Contracts          --                 --             171              (129)
    Securities Sold Short                                      --             (1,187)             --                --
-----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                          32,157             15,324           4,438             5,323
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                  38,758            (17,090)          6,480              (210)
    Futures Contracts                                         (34)                --              --            (1,893)
    Foreign Currencies and Forward Currency Contracts          --                 --             (82)             (263)
    Securities Sold Short                                      --                 --              --                --
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                         38,724            (17,090)          6,398            (2,366)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $74,494           $ (1,507)        $12,807            $7,331
=======================================================================================================================

*Dividends for the Global Equity Portfolio are net of foreign withholding taxes of $177,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-----------------------------------------------------------------------------------------------------------------------------
                                                            AGGRESSIVE GROWTH                          CAPITAL OPPORTUNITY
                                                                PORTFOLIO                                    PORTFOLIO
                                                        ---------------------------                 -------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                                1997                1996             1997               1996
                                                               (000)               (000)            (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                  $   3,613            $  1,773       $     259          $      106
    Realized Net Gain (Loss)                                  32,157               7,809          15,324             (10,558)
    Change in Unrealized Appreciation
       (Depreciation)                                         38,724               9,748         (17,090)             21,626
                                                        ---------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                          74,494              19,330          (1,507)             11,174
                                                        ---------------------------------------------------------------------

DISTRIBUTIONS
    Net Investment Income                                     (2,007)               (541)            (75)               (245)
    Realized Capital Gain                                     (7,917)                 --              --                  --
                                                        ---------------------------------------------------------------------
       Total Distributions                                    (9,924)               (541)            (75)               (245)
                                                        ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                   292,681              60,673          23,702              53,746
    Issued in Lieu of Cash Distributions                       9,593                 527              70                 236
    Redeemed                                                 (56,717)             (8,836)        (67,853)            (22,415)
                                                        ---------------------------------------------------------------------
       Net Increase (Decrease) from Capital
           Share Transactions                                245,557              52,364         (44,081)             31,567
-----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                310,127              71,153         (45,663)             42,496
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                        133,420              62,267         114,797              72,301
                                                        ---------------------------------------------------------------------
    End of Year                                             $443,547            $133,420       $  69,134            $114,797
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                    20,278               5,280           2,151               5,411
    Issued in Lieu of Cash Distributions                         766                  49               6                  24
    Redeemed                                                  (3,779)               (772)         (6,176)             (2,266)
                                                        ---------------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                 17,265               4,557          (4,019)              3,169
=============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                   GLOBAL EQUITY                  GLOBAL ASSET ALLOCATION
                                                                     PORTFOLIO                          PORTFOLIO
                                                     ---------------------------------      --------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                     -----------------------------------------------------------------------
                                                             1997                1996                1997              1996
                                                            (000)               (000)               (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $  1,971             $   983             $ 4,374           $ 3,237
    Realized Net Gain (Loss)                                4,438               1,588               5,323             2,203
    Change in Unrealized Appreciation
       (Depreciation)                                       6,398               5,699              (2,366)            1,503
                                                     -----------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
         Resulting from Operations                         12,807               8,270               7,331             6,943
                                                     -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                  (1,224)               (273)             (3,931)             (936)
    Realized Capital Gain                                  (1,661)                 --              (2,305)             (140)
                                                     -----------------------------------------------------------------------
       Total Distributions                                 (2,885)               (273)             (6,236)           (1,076)
                                                     -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                 28,525              59,380              12,749            30,192
    Issued in Lieu of Cash Distributions                    2,404                 267               5,064               769
    Redeemed                                              (11,834)             (4,191)            (13,477)           (5,890)
                                                     -----------------------------------------------------------------------
       Net Increase (Decrease) from Capital
         Share Transactions                                19,095              55,456               4,336            25,071
----------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                              29,017              63,453               5,431            30,938
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                      99,423              35,970              75,653            44,715
    End of Year                                          $128,440             $99,423             $81,084           $75,653
============================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                  2,295               5,268               1,158             2,829
    Issued in Lieu of Cash Distributions                      204                  25                 480                73
    Redeemed                                                 (944)               (379)             (1,222)             (553)
                                                     -----------------------------------------------------------------------
       Net Increase (Decrease) in
         Shares Outstanding                                 1,555               4,914                 416             2,349
============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           AGGRESSIVE GROWTH PORTFOLIO
                                                                                      YEAR ENDED OCTOBER 31,
                                                                                      ----------------------      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           1997           1996    OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $12.53         $10.23           $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                 .15            .18              .04
    Net Realized and Unrealized Gain (Loss) on Investments                               4.10           2.20              .19
                                                                                      ----------------------------------------
         Total from Investment Operations                                                4.25           2.38              .23
                                                                                      ----------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                 (.18)          (.08)              --
    Distributions from Realized Capital Gains                                            (.71)            --               --
                                                                                      ----------------------------------------
         Total Distributions                                                             (.89)          (.08)              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $15.89         $12.53           $10.23
==============================================================================================================================

TOTAL RETURN**                                                                         35.83%         23.40%            1.69%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                 $444           $133              $62
    Ratio of Total Expenses to Average Net Assets                                       0.40%          0.38%           0.06%+
    Ratio of Net Investment Income to Average Net Assets                                1.28%          1.78%           2.22%+
    Portfolio Turnover Rate                                                               85%           106%               0%
    Average Commission Rate Paid                                                       $.0264         $.0267              N/A
------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               CAPITAL OPPORTUNITY PORTFOLIO
                                                                                        YEAR ENDED OCTOBER 31,
                                                                                        ----------------------      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                             1997           1996    OCT. 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.81         $ 9.71           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                  .037            .01              .02
    Net Realized and Unrealized Gain (Loss) on Investments                                (.360)          1.12             (.31)
                                                                                         ---------------------------------------
         Total from Investment Operations                                                 (.323)          1.13             (.29)
                                                                                         ---------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                  (.007)          (.03)              --
    Distributions from Realized Capital Gains                                                --             --               --
                                                                                          --------------------------------------
         Total Distributions                                                              (.007)          (.03)              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                           $10.48         $10.81           $ 9.71
================================================================================================================================

TOTAL RETURN**                                                                           -2.99%         11.67%           -3.19%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                    $69           $115              $72
    Ratio of Total Expenses to Average Net Assets                                         0.49%          0.50%           0.47%+
    Ratio of Net Investment Income to Average Net Assets                                  0.27%          0.11%           1.29%+
    Portfolio Turnover Rate                                                                195%           128%              30%
    Average Commission Rate Paid                                                         $.0564         $.0541              N/A
--------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  GLOBAL EQUITY PORTFOLIO
                                                                                        YEAR ENDED OCTOBER 31,
                                                                                        ----------------------      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                             1997           1996    OCT. 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $11.72         $10.08           $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                   .19            .13              .04
    Net Realized and Unrealized Gain (Loss) on Investments                                 1.21           1.58              .04
                                                                                        ----------------------------------------
         Total from Investment Operations                                                  1.40           1.71              .08
                                                                                        ----------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                   (.14)          (.07)              --
    Distributions from Realized Capital Gains                                              (.19)            --               --
                                                                                        ----------------------------------------
         Total Distributions                                                               (.33)          (.07)              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                           $12.79         $11.72           $10.08

TOTAL RETURN**                                                                           12.19%         17.05%            0.50%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                   $128            $99              $36
    Ratio of Total Expenses to Average Net Assets                                         0.71%          0.85%           0.57%+
    Ratio of Net Investment Income to Average Net Assets                                  1.67%          1.53%           2.04%+
    Portfolio Turnover Rate                                                                 24%            29%               2%
    Average Commission Rate Paid                                                         $.0203         $.0078              N/A
--------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                       GLOBAL ASSET ALLOCATION PORTFOLIO
                                                                                  YEAR ENDED OCTOBER 31,
                                                                                  ----------------------      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                       1997           1996    OCT. 31, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $11.29         $10.27           $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                             .62            .50              .11
    Net Realized and Unrealized Gain (Loss) on Investments                            .40            .75              .16
                                                                                    --------------------------------------
         Total from Investment Operations                                            1.02           1.25              .27
                                                                                    --------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                             (.58)          (.20)              --
    Distributions from Realized Capital Gains                                        (.34)          (.03)              --
                                                                                    --------------------------------------
         Total Distributions                                                         (.92)          (.23)              --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $11.39         $11.29           $10.27
==========================================================================================================================

TOTAL RETURN**                                                                      9.69%         12.34%            2.39%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                              $81            $76              $45
    Ratio of Total Expenses to Average Net Assets                                   0.54%          0.79%           0.52%+
    Ratio of Net Investment Income to Average Net Assets                            5.46%          5.18%           5.42%+
    Portfolio Turnover Rate                                                          162%           191%              17%
    Average Commission Rate Paid                                                      N/A            N/A              N/A
--------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Horizon Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. The Global Equity and Global Asset Allocation Portfolios invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Portfolio also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices, except that such securities sold short are valued at asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Aggressive Growth Portfolio uses S&P 500 Index and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The Global Asset Allocation Portfolio may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The Portfolio may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

    The Global Equity and Global Asset Allocation Portfolios enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. SHORT SALES: The Capital Opportunity Portfolio engages in short sales to a limited extent. In a short sale, the Portfolio borrows from a broker and sells shares of a security it does not own, with the expectation that the security's price will fall. While the short position is open, the broker holds the proceeds as collateral, and securities are segregated to cover additional margin requirements. The Portfolio records the value of shares sold short as a liability which is marked to market daily, and bears the risk of any increase in their value. Fluctuations in the value of shares sold short are recorded as unrealized appreciation (depreciation) until the Portfolio purchases securities to close the short position, when the difference between the short sale proceeds and the purchase cost is recorded as a realized gain (loss). No short sales were open at October 31, 1997.

    5. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    6. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    7. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    8. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Aggressive Growth Portfolio on an at-cost basis.

    Husic Capital Management provides investment advisory services to the Capital Opportunity Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest aggressive growth stock mutual funds. For the year ended October 31, 1997, the investment advisory fee represented an effective annual basic rate of 0.39% of the Portfolio's average net assets before a decrease of $223,000 (0.23%) based on performance.

    On December 12, 1997, the Board of Directors approved the appointment of PRIMECAP Management Company as investment adviser to the Capital Opportunity Portfolio effective February 1, 1998.

    Marathon Asset Management Ltd. provides investment advisory services to the Global Equity Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International (MSCI) All Country World Index. For the year ended October 31, 1997, the investment advisory fee represented an effective annual basic rate of 0.45% of the Portfolio's average net assets before a decrease of $172,000 (0.15%) based on performance.

    Strategic Investment Management provides investment advisory services to the Global Asset Allocation Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined theoretical index composed of global stock market indices, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the year ended October 31, 1997, the investment advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $201,000 (0.25%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1997, the Fund had contributed capital aggregating $49,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

    The Fund's custodian banks have agreed to reduce their fees when a Portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1997, custodian fee offset arrangements reduced expenses of the Global Asset Allocation Portfolio by $5,000 (0.01% of average net assets).

D. During the year ended October 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

        -------------------------------------------------------------------------------------------------------------------
                                                         U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                                                                    (000)                                (000)
                                                         ------------------------------------------------------------------
        PORTFOLIO                                        PURCHASES             SALES           PURCHASES              SALES
        -------------------------------------------------------------------------------------------------------------------
        Aggressive Growth                                       --                --            $470,204           $231,906
        Capital Opportunity                                     --                --             175,102            223,352
        Global Equity                                           --                --              44,996             26,290
        Global Asset Allocation                            $53,537           $51,135              46,615             34,816
        -------------------------------------------------------------------------------------------------------------------

    At October 31, 1997, the Capital Opportunity Portfolio had available a capital loss carryforward of $579,000 to offset future net capital gains through October 31, 2004.

    During the year ended October 31, 1997, the Global Equity and Global Asset Allocation Portfolios realized net foreign currency gains (losses) of $(37,000) and $376,000, respectively, which increased (decreased) distributable net income for tax purposes; accordingly, such gains (losses) have been reclassified from accumulated net realized gains to undistributed net investment income. The amount reclassified by the Global Asset Allocation Portfolio includes $358,000 of realized gains on the sale of foreign bonds which are treated as foreign currency gains for tax purposes.

    Certain of the Portfolios' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The Global Equity and Global Asset Allocation Portfolios' distributions to shareholders from passive foreign investment company income during the year ended October 31, 1997, were $48,000 and $217,000, respectively; the cumulative totals of distributions related to passive foreign investment company holdings at October 31, 1997, were $63,000 and $96,000, respectively. The Global Equity and Global Asset Allocation Portfolios had additional unrealized appreciation of $552,000 and $68,000, respectively, which was available for distribution at October 31, 1997.

    During the year ended October 31, 1997, the Global Asset Allocation Portfolio realized gains on the sale of passive foreign investment companies of $557,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At October 31, 1997, net unrealized appreciation of investment securities for federal income tax purposes was:

     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                  (000)
                                                                        ----------------------------------------------------------
                                                                                                                         NET
                                                                           APPRECIATED         DEPRECIATED           UNREALIZED
     PORTFOLIO                                                              SECURITIES          SECURITIES          APPRECIATION
     -----------------------------------------------------------------------------------------------------------------------------
     Aggressive Growth                                                       $65,068             $(16,687)             $48,381
     Capital Opportunity                                                       9,439               (2,009)               7,430
     Global Equity                                                            20,864               (9,586)              11,278
     Global Asset Allocation                                                   2,212               (1,330)                 882
     -----------------------------------------------------------------------------------------------------------------------------

    At October 31, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1997 held by the Aggressive Growth Portfolio, and the unrealized appreciation on those contracts, were $12,936,000 and $11,000, respectively.

    At October 31, 1997, the Portfolios had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

         -------------------------------------------------------------------------------------------------------------------
                                                                                        (000)
                                                            ----------------------------------------------------------------
                                                                 CONTRACT AMOUNT
                                                            -------------------------                          UNREALIZED
         PORTFOLIO/CONTRACT                                 FOREIGN           U.S.        MARKET VALUE IN     APPRECIATION
         SETTLEMENT DATE                                   CURRENCY          DOLLARS       U.S. DOLLARS      (DEPRECIATION)
         -------------------------------------------------------------------------------------------------------------------
         GLOBAL EQUITY
         Deliver:
           3/24/98                             JPY         179,730          $  1,500         $  1,525           $  (25)
                                                                                                                -------
         GLOBAL ASSET ALLOCATION

         Receive:
           12/18/97                            DEM           5,600             3,166            3,262           $   96
           12/18/97                            JPY         174,500             1,489            1,460              (29)
           12/18/97                            ESP         175,000             1,171            1,205               34
           12/18/97                            GBP             600               973            1,004               31
         Deliver:
           12/18/97                            AUD           1,250               919              882               37
           12/18/97                            CAD           1,300               940              925               15
           12/18/97                            ESP          80,000               517              551              (34)
           12/18/97                            FRF           8,600             1,427            1,498              (71)
           12/18/97                            GBP           6,700            10,732           11,214             (482)
                                                                                                                 ------
         Portfolio Total                                                                                         $(403)
         -------------------------------------------------------------------------------------------------------------------
         AUD--Australian dollar.               FRF--French franc.
         CAD--Canadian dollar.                 GBP--British pound sterling.
         DEM--German Deutsche mark.            JPY--Japanese yen.
         ESP--Spanish peseta.

         Net unrealized depreciation of $25,000 and $403,000 related to open forward currency contracts in the Global Equity and Global Asset Allocation Portfolios, respectively, is required to be treated as realized loss for tax purposes.

         The Global Equity and Global Asset Allocation Portfolios had net unrealized foreign currency gains (losses) of $(2,000) and $10,000, respectively, resulting from the translation of other assets and liabilities at October 31, 1997.

F. The market value of securities on loan to broker/dealers at October 31, 1997, and collateral received with respect to such loans were:

         -------------------------------------------------------------------------------------------------------
                                                                                        (000)
                                                                    --------------------------------------------
                                                                      MARKET VALUE                      CASH
                                                                       OF LOANED                     COLLATERAL
         PORTFOLIO                                                     SECURITIES                     RECEIVED
         -------------------------------------------------------------------------------------------------------
         Aggressive Growth                                               $33,113                      $33,558
         Capital Opportunity                                               5,227                        5,599
         Global Equity                                                       804                        1,060
         Global Asset Allocation                                           2,275                        2,312
         -------------------------------------------------------------------------------------------------------

    Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard Horizon Fund

In our opinion, the accompanying statements of net assets (and statement of assets and liabilities for Capital Opportunity Portfolio) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Portfolio, Capital Opportunity Portfolio, Global Equity Portfolio and Global Asset Allocation Portfolio (constituting Vanguard Horizon Fund, hereafter referred to as the "Fund") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997, except as to
paragraph 3 of Note B, for which
the date is December 12, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD HORIZON FUND
  This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

  The Aggressive Growth, Global Equity, and Global Asset Allocation Portfolios designate $19,394,000, $2,963,000, and $538,000, respectively, as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997.

  The Global Equity Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on October 31, 1997, are as follows:

                   --------------------------------------------------------------------------------------
                                                                 GROSS FOREIGN                   FOREIGN
                   COUNTRY                                         DIVIDENDS                       TAX
                   --------------------------------------------------------------------------------------
                   Australia                                         $.0164                       $.0001
                   Canada                                             .0101                        .0014
                   Denmark                                            .0003                        .0000
                   Finland                                            .0042                        .0006
                   France                                             .0141                        .0000
                   Germany                                            .0049                        .0005
                   Hong Kong                                          .0062                        .0000
                   Indonesia                                          .0012                        .0002
                   Ireland                                            .0008                        .0000
                   Italy                                              .0028                        .0004
                   Japan                                              .0134                        .0013
                   Malaysia                                           .0054                        .0016
                   Mexico                                             .0019                        .0000
                   Netherlands                                        .0026                        .0004
                   New Zealand                                        .0003                        .0000
                   Norway                                             .0008                        .0001
                   Singapore                                          .0051                        .0010
                   South Africa                                       .0098                        .0000
                   Spain                                              .0072                        .0011
                   Sweden                                             .0058                        .0009
                   Switzerland                                        .0042                        .0006
                   Thailand                                           .0007                        .0001
                   United Kingdom                                     .0626                        .0073
                   -------------------------------------------------------------------------------------

       The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1997. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1998.

       For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction:

                   -------------------------------------------------------------------------------------
                   Aggressive Growth Portfolio                                                     24.3%
                   Capital Opportunity Portfolio                                                  100.0%
                   Global Equity Portfolio                                                         16.4%
                   -------------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Growth and Income Portfolio
Vanguard Selected Value Portfolio
Vanguard/Trustees' Equity-U.S. Portfolio
Vanguard Convertible Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Portfolios

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund

INTERNATIONAL FUNDS
Vanguard International Growth Portfolio
Vanguard International Value Portfolio

INDEX FUNDS
Vanguard Index Trust
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
Vanguard International Equity Index Fund
Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Treasury Money Market Portfolio
Vanguard Admiral Funds

INCOME FUNDS
Vanguard Fixed Income Securities Fund
Vanguard Admiral Funds
Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

Q690-10/97 - (C) 1997 Vanguard Marketing Corporation, Distributor


VANGUARD
HORIZON FUND
ANNUAL REPORT - OCTOBER 31, 1997

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.





Post Office Box 2600
Valley Forge, Pennsylvania 19482